Exhibit 99.2

Quarterly Investor Supplement J u n e 3 0 , 2 0 1 5 This report should be read in conjunction with Voya Financial, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. Voya Financial’s Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited. Results for the prior periods reflect revisions to Voya Financial, Inc.’s financial statements to correct an overstatement of liabilities related to the embedded derivative in certain guaranteed minimum withdrawal with life payouts products in the Closed Block Variable Annuity segment. The correction was not material to the prior period results. For a further description, please refer to Voya Financial, Inc.’s Quarterly Report on Form 10-Q for the three months ended June 30, 2015, which will be filed on or before August 10, 2015. The revisions are identified on page 48 of this document and all numbers, including related income tax expenses (benefits) have been updated throughout the document. voya financial

Voya Financial

Table of Contents

Page

Consolidated

Explanatory Note on Non-GAAP Financial Information 3-4

Organizational Chart 5

Key Metrics 6

Adjusted Operating Return on Capital and Return on Equity 7

Adjusted Operating Earnings Before Interest, After Income Taxes 8

Operating Revenues and Operating Earnings by Segment 9

Adjusted Operating Earnings by Segment 10

Consolidated Balance Sheets 11

Consolidated Statements of Operations 12

Ongoing Business Sources of Operating Earnings 13

Consolidated Earnings Before Income Taxes 14

Operating Earnings by Segment 15-16

DAC/VOBA Segment Trends 17

Consolidated Capital Structure 18

Consolidated Assets Under Management/Assets Under Administration 19

Retirement

Sources of Operating Earnings 21

Operating Earnings 22

Assets Under Management/Assets Under Administration 23

Assets Under Management Rollforward 24

Annuities

Sources of Operating Earnings 26

Operating Earnings 27

Assets Under Management 28

Assets Under Management Rollforward 29

Investment Management

Sources of Operating Earnings 31

Operating Earnings 32

Key Metrics 33

Account Value Rollforward by Source 34

Account Value by Asset Type 35

Page

Individual Life

Sources of Operating Earnings 37

Operating Earnings 38

Key Metrics 39

Employee Benefits

Sources of Operating Earnings 41

Operating Earnings 42

Key Metrics 43

Corporate

Operating Earnings 45

Closed Blocks

ISP and Other Operating Earnings 47

Closed Block Variable Annuity Income (Loss) Before Income Taxes 48

Closed Block Variable Annuity Death and Living Benefits 49

Assets Under Management Rollforward 50

Investment Information

Portfolio Composition 52

Portfolio Results 53

Alternative Investment Income 54

Unrealized Gains (Losses) 55

Asset Backed Securities 56

RMBS Securities Summary 57

CMBS and Other Asset-Backed Securities Summary 58

Mortgage Loans on Real Estate 59

US and Foreign Corporate Securities 60

Exposure to European Debt - Fixed Maturities and Equity Securities 61

Additional Information

Adjustments to Operating Earnings by Segment 63

Calculation and Reconciliation of ROE and ROC 64

Operating Revenues by Segment 65

Ongoing Business Sources of Earnings Reconciliation 66-68

Fixed Maturity Securities - Businesses Exited Through Reinsurance 69

Financial Ratings 70

Voya Financial Page 3 of 70

Explanatory Note on Non-GAAP Financial Information

Operating earnings before income taxes is a financial measure we use to evaluate segment performance. Operating earnings before income taxes is a non-GAAP financial measure and does not replace Net income (loss) as the U.S.

GAAP measure of our results of operations. Each segment’s Operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:

Net investment gains (losses), net of related amortization of deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), sales inducements and unearned revenue. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option (“FVO”) unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

Net guaranteed benefit hedging gains (losses), which include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in our nonperformance spread;

Income (loss) related to businesses exited through reinsurance or divestment;

Income (loss) attributable to noncontrolling interest;

Income (loss) related to early extinguishment of debt;

Impairment of goodwill, value of management contract rights and value of customer relationships acquired;

Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments; and

Other items, including restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

Adjusted operating earnings is also a non-GAAP financial measure. This measure excludes from Operating earnings before income taxes the following items:

DAC/VOBA and other intangibles unlocking;

The net gains and losses included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement and the losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships (“LIHTC”) as a means of exiting this asset class;

A gain related to the amendment or recapture of certain reinsurance agreements; and

Interest expense related to debt in our Corporate segment.

We report Ongoing Business adjusted operating ROE and adjusted operating ROC because we believe these measures are useful indicators of how effectively we use capital resources allocated to our Ongoing Businesess. The most directly comparable U.S. GAAP measure to Ongoing Business adjusted operating ROE and adjusted operating ROC is return on equity. For a reconciliation of these non-GAAP measures to return on equity, see the “Calculation and Reconciliation of ROE and ROC” page in this document

In addition to book value per share including accumulated other comprehensive income (AOCI), we also report book value per share excluding AOCI and shareholders’ equity excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per share excluding AOCI and shareholders’ equity excluding AOCI provide a measure consistent with that view.

Voya Financial Page 4 of 70

Explanatory Note on Non-GAAP Financial Information

Our Closed Block Variable Annuity (“CBVA”) segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, we exclude its results of operations from Operating earnings before income taxes. When we present the adjustments to Net Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment.

The most directly comparable U.S. GAAP measure to Operating earnings before income taxes is Net income (loss) before income taxes. For a reconciliation of Operating earnings before Net income taxes to income (loss) before income taxes, refer to the “Consolidated Earnings Before Income Taxes” page in this document. In addition, please refer to “Adjusted Operating Earnings by Segment” for reconciliation from Total Operating earnings before income taxes to Total adjusted operating earnings before income taxes.

Operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment’s Operating revenues are calculated by adjusting Total revenues for the following items:

Net realized investment gains (losses) and related charges and adjustments, which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These items are net of related amortization of unearned revenue;

Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which include changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in our nonperformance spread;

Revenues related to businesses exited through reinsurance or divestment;

Revenues attributable to noncontrolling interest; and

Other adjustments to operating revenues primarily reflect fee income earned by our broker dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, as well as other items where the income is passed on to third parties.

Operating revenues also excludes the revenues of our CBVA segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than generating operating earnings. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment.

The most directly comparable U.S. GAAP measure to Operating revenues is Total revenues. For a reconciliation of Operating revenues to Total revenues, please refer to the “Operating Revenues and Operating Earnings by Segment” page in this document.

We analyze our ongoing businesses performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Operating earnings (loss) before income taxes of our ongoing businesses. The sources of earnings are defined as such:

Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

Fee based margin consists primarily of fees earned on assets under management (“AUM”), assets under administration (“AUA”), and transaction based recordkeeping fees.

Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

Trail commissions are commissions paid that are not deferred and thus recorded directly to expense.

For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.

For a reconciliation of the sources of earnings presentation to the line items within Operating revenues and Operating benefits and expenses, please refer to the ‘Ongoing Business Sources of Earnings’ pages in this document.

Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial Page 5 of 70

Organizational Chart

Ongoing Business

Retirement and Investment Solutions Insurance Solutions Closed Blocks Corporate

Retirement Full service plans Recordkeeping services Stable value plans IRAs Brokerage accounts

Investment Management Retirement, Retail, Institutional Funds Fixed Income Equity Multi-asset strategies and solutions Senior bank loans Alternatives

Annuities Fixed indexed annuities Annuity and custodial products

Individual Life Term life Universal life Indexed universal life Variable universal life

Employee Benefits Stop loss Group life Voluntary benefits Group disability

Variable Annuity

Institutional Spread Products Other

Voya Financial
Key Metrics

Page 6 of 70

(in millions USD, unless otherwise indicated)	Three Months Ended 6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	Year-to-Date 6/30/15	6/30/14
Adjusted operating earnings before income taxes - Ongoing Business	318.8	319.3	392.8	352.0	345.8	638.1	633.1
Operating earnings before income taxes - Ongoing Business	311.8	324.0	421.8	330.9	356.1	635.8	623.6
Operating earnings before income taxes - Total Consolidated	262.5	289.6	376.9	294.3	328.3	552.1	559.4
Net income (loss)	367.1	215.7	1,319.8	522.4	414.9	582.8	690.5
Net income (loss) attributable to noncontrolling interest	81.9	26.1	(59.0)	116.6	166.6	108.0	180.1
Net income (loss) available to Voya Financial, Inc.'s common shareholders	285.2	189.6	1,378.8	405.8	248.3	474.8	510.4
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	12,746.6	12,613.2	13,042.5	11,818.9	11,714.4	12,746.6	11,714.4
Return on Equity							
Ongoing Business adjusted operating return on equity - TTM [(1) (2)]	12.6%	12.6%	12.1%	11.2%	10.7%	12.6%	10.7%
Ongoing Business adjusted operating return on equity - Annualized [(2)]	11.8%	11.9%	14.4%	12.3%	12.0%	11.8%	10.9%
Debt to Capital (Excluding AOCI)	21.5%	21.8%	21.2%	22.9%	23.1%	21.5%	23.1%
Per Share							
Total Consolidated Operating earnings per share (Diluted)	0.78	0.82	0.99	0.75	0.83	1.60	1.40
Net income (loss) available to Voya Financial, Inc.'s common shareholders per common share:							
Basic	1.25	0.80	5.65	1.61	0.98	2.03	1.98
Diluted	1.24	0.79	5.60	1.59	0.97	2.02	1.96
Book value per share (Excluding AOCI)	56.33	55.08	53.92	47.97	46.01	56.33	46.01
Shares							
Weighted-average common shares outstanding (in millions)							
Basic	228.3	238.5	244.2	252.6	254.5	233.4	257.8
Diluted	229.8	240.7	246.4	254.4	256.2	235.3	259.8
Ending shares outstanding (in millions)	226.3	229.0	241.9	246.4	254.6	226.3	254.6
Returned to Shareholders ($)							
Shares repurchased	128.0	630.9	180.7	320.0	30.5	758.9	630.9
Common dividends	2.3	2.4	2.4	2.5	2.6	4.7	2.4
Total	130.3	633.3	183.1	322.5	33.1	763.6	633.3

(1) Trailing twelve months calculation, which uses an assumed effective tax rate of 32% effective with the three months ended March 31, 2015 and 35% for all other prior periods.
(2) Assumes debt-to-capital ratio of 25%, and the actual weighted average pre-tax interest rate for all periods presented.

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Voya Financial
Adjusted Operating Return on Capital and Return on Equity

(in millions USD, unless otherwise indicated)	Twelve Months Ended June 30, 2015									
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity [5]	Corporate and Other Closed Blocks		Consolidated
								DTA [4] [5]	Other	
Ending Capital [1]	3,989	1,713	350	2,402	387	8,841	2,650	2,277	2,465	16,233
Average Capital [3]	3,923	1,680	314	2,594	370	8,881	2,943	1,395	2,674	15,893
Adjusted operating earnings before interest and after income taxes	362.8	160.4	132.5	145.9	116.5	918.1	-		18.0	936.1
Adjusted Operating Return on Capital	**9.3%**	**9.5%**	**42.3%**	**5.6%**	**31.5%**	**10.3%**	-		**N/M**	**5.9%**
Adjusted Operating Return on Equity [2]						**12.6%**				

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2014									
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity [5]	Corporate and Other Closed Blocks		Consolidated
								DTA [4] [5]	Other	
Ending Capital [1]	3,929	1,660	306	2,513	369	8,777	2,582	2,262	2,937	16,558
Average Capital [3]	3,891	1,694	310	2,781	352	9,028	3,233	283	2,740	15,284
Adjusted operating earnings before interest and after income taxes	356.1	153.1	136.7	147.9	101.9	895.7	-		24.9	920.6
Adjusted Operating Return on Capital	**9.2%**	**9.0%**	**44.2%**	**5.3%**	**28.9%**	**9.9%**	-		**N/M**	**6.0%**
Adjusted Operating Return on Equity [2]						**12.1%**				

[1] Capital is allocated to each of our segments in proportion to each segment's target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment's portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment.

[2] Assumes debt-to-capital ratio of 25%, and the actual weighted average pre-tax interest rate for all periods presented.

[3] Includes capital impacts related to the Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2014.

[4] Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards ("Federal NOLs"), Life Subgroup Deferred Losses related to Closed Block VA Hedge Losses, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $783 million tax valuation allowance related to Federal NOLs

[5] Reflects reallocation of approximately $750 million of capital from Closed Block VA to Corporate and Other Closed Blocks during the fourth quarter of 2014 related to Deferred Tax Assets on Closed Block VA Hedge Losses that were not previously offset by a tax valuation allowance. Effective 12/31/2014, all deferred tax assets related to Closed Block VA Hedge Losses (including those previously offset by a tax valuation allowance) along with deferred tax assets related to Federal NOLs, and Non-Life Subgroup Deferred Losses, net of remaining tax valuation allowances related to Federal NOLs will be reflected in the capital allocated to Corporate and Other Closed Blocks

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Voya Financial
Adjusted Operating Earnings Before Interest, After Income Taxes

(in millions USD, unless otherwise indicated)	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
	Twelve Months Ended June 30, 2015								
Operating earnings before income taxes	520.0	272.6	199.5	223.9	172.5	1,388.5	-	(165.2)	1,223.3
Less:									
Interest expense	-	-	-	-	-	-	-	(192.2)	(192.2)
DAC/VOBA and other intangibles unlocking	(26.5)	31.2	-	(16.1)	(3.0)	(14.4)	-	-	(14.4)
Gain on reinsurance recapture [3]	-	-	-	20.0	-	20.0	-	-	20.0
Adjusted operating earnings before interest	**546.5**	**241.4**	**199.5**	**220.0**	**175.5**	**1,382.9**	**-**	**27.0**	**1,409.9**
Income tax expense [2]	183.7	81.0	67.0	74.1	59.0	464.8	-	9.0	473.8
Adjusted operating earnings before interest and after income taxes	**362.8**	**160.4**	**132.5**	**145.9**	**116.5**	**918.1**	**-**	**18.0**	**936.1**

(in millions USD, unless otherwise indicated)	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
	Twelve Months Ended December 31, 2014								
Operating earnings before income taxes	517.8	262.0	210.3	237.3	148.9	1,376.3	-	(145.7)	1,230.6
Less:									
Interest expense	-	-	-	-	-	-	-	(188.0)	(188.0)
DAC/VOBA and other intangibles unlocking	(30.0)	26.4	-	(10.2)	(7.8)	(21.6)	-	-	(21.6)
Gain on reinsurance recapture [3]	-	-	-	20.0	-	20.0	-	-	20.0
Net gain from Lehman Recovery [1]	-	-	-	-	-	-	-	4.0	4.0
Adjusted operating earnings before interest	**547.8**	**235.6**	**210.3**	**227.5**	**156.7**	**1,377.9**	**-**	**38.3**	**1,416.2**
Income tax expense [2]	191.7	82.5	73.6	79.6	54.8	482.2	-	13.4	495.6
Adjusted operating earnings before interest and after income taxes	**356.1**	**153.1**	**136.7**	**147.9**	**101.9**	**895.7**	**-**	**24.9**	**920.6**

[1] Includes the net gain included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement.

[2] Beginning with the three months ending March 31, 2015, Income tax expense is based on an assumed effective tax rate of 32%, compared to an assumed effective tax rate of 35% for prior periods.

[3] Includes a gain related to the amendment or recapture of certain reinsurance agreements ("Gain on reinsurance recapture").

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Voya Financial
Operating Revenues and Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Operating Revenues							
Retirement	593.8	600.5	630.3	605.7	592.9	1,194.3	1,191.4
Annuities	310.4	315.6	323.6	344.6	330.8	626.0	685.2
Investment Management	158.6	163.1	163.4	168.3	163.2	321.7	323.7
Individual Life	662.9	668.8	646.6	679.1	699.9	1,331.7	1,392.1
Employee Benefits	376.2	370.9	345.7	345.9	342.5	747.1	681.4
Ongoing Business	**2,101.9**	**2,118.9**	**2,109.6**	**2,143.6**	**2,129.3**	**4,220.8**	**4,273.8**
Corporate	18.6	20.4	19.5	22.9	23.6	39.0	48.9
Total Closed Blocks	16.0	21.9	27.7	25.4	24.0	37.9	49.6
Total operating revenues	**2,136.5**	**2,161.2**	**2,156.8**	**2,191.9**	**2,176.9**	**4,297.7**	**4,372.3**
Operating Earnings							
Retirement	128.4	124.5	149.9	117.2	135.8	252.9	250.7
Annuities	61.0	68.6	64.7	78.3	64.2	129.6	119.0
Investment Management	47.0	46.9	47.0	58.6	54.9	93.9	104.7
Individual Life	37.7	43.4	103.0	39.8	63.4	81.1	94.5
Employee Benefits	37.7	40.6	57.2	37.0	37.8	78.3	54.7
Ongoing Business	**311.8**	**324.0**	**421.8**	**330.9**	**356.1**	**635.8**	**623.6**
Corporate	(53.3)	(48.2)	(47.7)	(47.1)	(38.3)	(101.5)	(75.6)
Total Closed Blocks	4.0	13.8	2.8	10.5	10.5	17.8	11.4
Total operating earnings before income taxes	**262.5**	**289.6**	**376.9**	**294.3**	**328.3**	**552.1**	**559.4**
Closed Block Variable Annuity	180.5	(29.4)	(317.3)	136.0	(82.1)	151.1	(57.9)
Net investment gains (losses) and related charges and adjustments	(9.4)	50.4	41.1	43.4	73.0	41.0	130.6
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	24.6	(47.2)	(32.3)	33.4	(20.3)	(22.6)	(13.9)
Income (loss) related to businesses exited through reinsurance or divestment	(33.3)	(15.4)	(88.0)	(31.9)	(26.9)	(48.7)	(37.4)
Income (loss) attributable to noncontrolling interests	81.9	26.1	(59.0)	116.6	166.6	108.0	180.1
Income (loss) on early extinguishment of debt	(9.9)	-	-	-	-	(9.9)	-
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	-	-	(372.7)	-	-	-	-
Other adjustments to operating earnings*	(10.7)	(12.8)	(34.6)	(32.0)	(17.6)	(23.5)	(33.6)
Total non-operating	**223.7**	**(28.3)**	**(862.8)**	**265.5**	**92.7**	**195.4**	**167.9**
Income (loss) before income taxes	**486.2**	**261.3**	**(485.9)**	**559.8**	**421.0**	**747.5**	**727.3**
Less: Income tax expense (benefit)	119.1	45.6	(1,805.7)	37.4	6.1	164.7	36.8
Net income (loss)	**367.1**	**215.7**	**1,319.8**	**522.4**	**414.9**	**582.8**	**690.5**
Net income (loss) attributable to noncontrolling interest	81.9	26.1	(59.0)	116.6	166.6	108.0	180.1
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**285.2**	**189.6**	**1,378.8**	**405.8**	**248.3**	**474.8**	**510.4**

* Other adjustments to operating earnings above includes:
Restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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Voya Financial
Adjusted Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Operating Earnings							
Retirement	128.4	124.5	149.9	117.2	135.8	252.9	250.7
Annuities	61.0	68.6	64.7	78.3	64.2	129.6	119.0
Investment Management	47.0	46.9	47.0	58.6	54.9	93.9	104.7
Individual Life	37.7	43.4	103.0	39.8	63.4	81.1	94.5
Employee Benefits	37.7	40.6	57.2	37.0	37.8	78.3	54.7
Ongoing Business	311.8	324.0	421.8	330.9	356.1	635.8	623.6
Corporate	(53.3)	(48.2)	(47.7)	(47.1)	(38.3)	(101.5)	(75.6)
Total Closed Blocks	4.0	13.8	2.8	10.5	10.5	17.8	11.4
Total operating earnings before income taxes	262.5	289.6	376.9	294.3	328.3	552.1	559.4
Adjustments to operating earnings							
Retirement	3.5	(4.2)	4.6	(30.4)	7.1	(0.7)	(4.2)
Annuities	5.0	9.5	(1.1)	17.8	6.5	14.5	9.7
Investment Management	-	-	-	-	-	-	-
Individual Life	(14.6)	0.1	25.5	(7.1)	(1.5)	(14.5)	(8.6)
Employee Benefits	(0.9)	(0.7)	-	(1.4)	(1.8)	(1.6)	(6.4)
Ongoing Business	(7.0)	4.7	29.0	(21.1)	10.3	(2.3)	(9.5)
Corporate	(49.9)	(48.0)	(47.4)	(46.8)	(41.0)	(97.9)	(89.7)
Total Closed Blocks	-	-	-	-	-	-	-
Total adjustments to operating earnings	(56.9)	(43.3)	(18.4)	(67.9)	(30.7)	(100.2)	(99.2)
Adjusted Operating Earnings							
Retirement	124.9	128.7	145.3	147.6	128.7	253.6	254.9
Annuities	56.0	59.1	65.8	60.5	57.7	115.1	109.3
Investment Management	47.0	46.9	47.0	58.6	54.9	93.9	104.7
Individual Life	52.3	43.3	77.5	46.9	64.9	95.6	103.1
Employee Benefits	38.6	41.3	57.2	38.4	39.6	79.9	61.1
Ongoing Business	318.8	319.3	392.8	352.0	345.8	638.1	633.1
Corporate	(3.4)	(0.2)	(0.3)	(0.3)	2.7	(3.6)	14.1
Total Closed Blocks	4.0	13.8	2.8	10.5	10.5	17.8	11.4
Total adjusted operating earnings before interest and income taxes	319.4	332.9	395.3	362.2	359.0	652.3	658.6

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Voya Financial
Consolidated Balance Sheets

(in millions USD)	Balances as of				
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Assets					
Total investments	88,446.4	93,069.6	90,833.8	89,824.4	89,821.3
Cash and cash equivalents	2,495.5	1,875.4	2,530.9	1,908.5	3,142.0
Assets held in separate accounts	106,330.5	107,039.4	106,007.8	107,059.3	110,648.2
Reinsurance recoverable	7,269.1	7,048.8	7,116.9	6,752.5	6,637.1
Short term investments under securities loan agreement and accrued investment income	1,585.7	1,920.9	1,718.7	1,520.7	1,509.7
Deferred policy acquisition costs, Value of business acquired	5,089.9	4,244.3	4,570.9	4,779.9	4,511.2
Goodwill and other intangible assets	266.0	276.3	284.4	296.1	303.2
Other assets [1]	3,037.7	2,257.2	2,544.1	1,319.7	1,384.7
Assets related to consolidated investment entities	12,064.3	11,294.7	11,323.2	10,842.7	10,120.6
Total Assets	**226,585.1**	**229,026.6**	**226,930.7**	**224,303.8**	**228,078.0**
Liabilities					
Future policy benefits and contract owner account balances	85,593.2	85,666.2	84,951.7	84,085.1	84,375.5
Liabilities related to separate accounts	106,330.5	107,039.4	106,007.8	107,059.3	110,648.2
Funds held under reinsurance agreements	1,027.4	1,162.2	1,159.6	1,136.7	1,167.6
Payables under securities loan agreements, including collateral held	1,251.4	1,971.9	1,445.0	927.1	904.9
Long-term debt	3,486.0	3,516.0	3,515.7	3,515.5	3,515.2
Other liabilities [2]	2,678.1	2,967.9	3,093.5	2,874.2	3,217.4
Liabilities related to consolidated investment entities	8,669.6	7,993.9	8,195.9	7,507.7	6,936.9
Total Liabilities	**209,036.2**	**210,317.5**	**208,369.2**	**207,105.6**	**210,765.7**
Shareholders' Equity					
Common stock	2.7	2.7	2.6	2.6	2.6
Treasury stock	(1,570.5)	(1,440.7)	(807.0)	(624.2)	(304.2)
Additional paid-in capital	23,674.1	23,654.2	23,650.1	23,621.5	23,599.9
Retained earnings (deficit)	(9,359.7)	(9,603.0)	(9,803.2)	(11,181.0)	(11,583.9)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	**12,746.6**	**12,613.2**	**13,042.5**	**11,818.9**	**11,714.4**
Accumulated other comprehensive income	2,109.2	3,531.2	3,103.7	2,820.2	3,152.7
Total Voya Financial, Inc. Shareholders' Equity	**14,855.8**	**16,144.4**	**16,146.2**	**14,639.1**	**14,867.1**
Noncontrolling interest	2,693.1	2,564.7	2,415.3	2,559.1	2,445.2
Total Shareholders' Equity	**17,548.9**	**18,709.1**	**18,561.5**	**17,198.2**	**17,312.3**
Total Liabilities and Shareholders' Equity	**226,585.1**	**229,026.6**	**226,930.7**	**224,303.8**	**228,078.0**

[1] Includes Other assets, Sales inducements to contract holders, and Current/Deferred income taxes

[2] Includes Other liabilities, Derivatives, Pension and other postretirement provisions, and Current/Deferred income taxes

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Voya Financial
Consolidated Statements of Operations

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Revenues							
Net investment income	1,134.0	1,174.6	1,184.7	1,163.6	1,120.9	2,308.6	2,266.5
Fee income	872.4	899.8	894.5	908.9	897.3	1,772.2	1,829.1
Premiums	667.2	608.8	801.0	595.1	629.4	1,276.0	1,230.3
Net realized capital gains (losses)	(0.3)	(259.5)	(513.3)	186.0	(364.5)	(259.8)	(551.1)
Income (loss) related to consolidated investment entities	214.7	104.6	32.9	241.5	306.7	319.3	384.4
Other revenues	105.9	102.7	116.0	101.0	110.3	208.6	215.8
Total revenues	**2,993.9**	**2,631.0**	**2,515.8**	**3,196.1**	**2,700.1**	**5,624.9**	**5,375.0**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,449.0)	(1,371.7)	(1,541.7)	(1,732.9)	(1,305.2)	(2,820.7)	(2,663.3)
Operating expenses	(771.0)	(768.8)	(1,246.6)	(767.3)	(758.3)	(1,539.8)	(1,547.8)
Net amortization of DAC/VOBA	(153.1)	(118.1)	(106.9)	(30.6)	(115.7)	(271.2)	(241.8)
Interest expense	(56.6)	(47.4)	(47.4)	(47.2)	(47.5)	(104.0)	(95.1)
Operating expenses related to consolidated investment entities	(78.0)	(63.7)	(59.1)	(58.3)	(52.4)	(141.7)	(99.7)
Total benefits and expenses	**(2,507.7)**	**(2,369.7)**	**(3,001.7)**	**(2,636.3)**	**(2,279.1)**	**(4,877.4)**	**(4,647.7)**
Income (loss) before income taxes	**486.2**	**261.3**	**(485.9)**	**559.8**	**421.0**	**747.5**	**727.3**

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Voya Financial Page 13 of 70

Ongoing Business Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/15 3/31/15 12/31/14 9/30/14 6/30/14 6/30/15 6/30/14

Sources of operating earnings before income taxes:

Investment spread and other investment income 372.6 388.6 386.9 394.2 361.9 761.2 723.8

Fee based margin 383.1 382.0 403.5 389.8 385.3 765.1 766.5

Net underwriting gain (loss) and other revenue 197.1 191.1 251.0 181.5 219.4 388.2 392.9

Administrative expenses (425.4) (429.5) (418.0) (404.1) (417.9) (854.9) (854.3)

Trail commissions (81.2) (79.6) (69.0) (73.9) (71.1) (160.8) (144.8)

DAC/VOBA and other intangibles amortization,

excluding unlocking (127.4) (133.3) (141.6) (135.5) (131.8) (260.7) (251.1)

DAC/VOBA and other intangibles unlocking (7.0) 4.7 9.0 (21.1) 10.3 (2.3) (9.5)

Operating earnings before income taxes 311.8 324.0 421.8 330.9 356.1 635.8 623.6

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Voya Financial
Consolidated Earnings Before Income Taxes

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Operating revenues							
Net investment income and net realized gains (losses)	931.8	951.6	967.9	987.4	952.6	1,883.4	1,914.0
Fee income	655.0	660.6	646.7	651.2	654.4	1,315.6	1,303.7
Premiums	516.9	518.2	496.6	517.4	534.9	1,035.1	1,084.2
Other revenue	32.8	30.8	45.6	35.9	35.0	63.6	70.4
Total operating revenues	**2,136.5**	**2,161.2**	**2,156.8**	**2,191.9**	**2,176.9**	**4,297.7**	**4,372.3**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,155.9)	(1,141.8)	(1,109.9)	(1,289.9)	(1,154.2)	(2,297.7)	(2,382.8)
Operating expenses	(556.9)	(561.3)	(535.2)	(532.9)	(534.0)	(1,118.2)	(1,094.7)
Net amortization of DAC/VOBA	(112.7)	(120.7)	(87.0)	(28.1)	(113.3)	(233.4)	(241.3)
Interest expense	(48.5)	(47.8)	(47.8)	(46.7)	(47.1)	(96.3)	(94.1)
Total operating benefits and expenses	**(1,874.0)**	**(1,871.6)**	**(1,779.9)**	**(1,897.6)**	**(1,848.6)**	**(3,745.6)**	**(3,812.9)**
Operating earnings before income taxes	**262.5**	**289.6**	**376.9**	**294.3**	**328.3**	**552.1**	**559.4**
Adjustments:							
Closed Block Variable Annuity	180.5	(29.4)	(317.3)	136.0	(82.1)	151.1	(57.9)
Net investment gains (losses) and related charges and adjustments	(9.4)	50.4	41.1	43.4	73.0	41.0	130.6
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	24.6	(47.2)	(32.3)	33.4	(20.3)	(22.6)	(13.9)
Income (loss) related to businesses exited through reinsurance or divestment	(33.3)	(15.4)	(88.0)	(31.9)	(26.9)	(48.7)	(37.4)
Income (loss) attributable to noncontrolling interests	81.9	26.1	(59.0)	116.6	166.6	108.0	180.1
Income (loss) on early extinguishment of debt	(9.9)	-	-	-	-	(9.9)	-
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	-	-	(372.7)	-	-	-	-
Other adjustments to operating earnings*	(10.7)	(12.8)	(34.6)	(32.0)	(17.6)	(23.5)	(33.6)
Total non-operating	**223.7**	**(28.3)**	**(862.8)**	**265.5**	**92.7**	**195.4**	**167.9**
Income (loss) before income taxes	**486.2**	**261.3**	**(485.9)**	**559.8**	**421.0**	**747.5**	**727.3**

* Other adjustments to operating earnings above includes:
Restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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Voya Financial
Operating Earnings by Segment

(in millions USD)

	Three Months Ended June 30, 2015								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	382.1	263.2	3.4	220.8	28.0	897.5	18.0	16.3	931.8
Fee income	188.9	16.0	147.6	287.0	15.5	655.0	-	-	655.0
Premiums	3.7	27.3	-	151.4	334.4	516.8	-	0.1	516.9
Other revenue	19.1	3.9	7.6	3.7	(1.7)	32.6	0.6	(0.4)	32.8
Total operating revenues	**593.8**	**310.4**	**158.6**	**662.9**	**376.2**	**2,101.9**	**18.6**	**16.0**	**2,136.5**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(214.2)	(177.3)	-	(495.8)	(260.1)	(1,147.4)	-	(8.5)	(1,155.9)
Operating expenses	(221.3)	(38.4)	(111.6)	(85.4)	(73.3)	(530.0)	(23.4)	(3.5)	(556.9)
Net amortization of DAC/VOBA	(29.9)	(33.7)	-	(44.0)	(5.1)	(112.7)	-	-	(112.7)
Interest expense	-	-	-	-	-	-	(48.5)	-	(48.5)
Total operating benefits and expenses	**(465.4)**	**(249.4)**	**(111.6)**	**(625.2)**	**(338.5)**	**(1,790.1)**	**(71.9)**	**(12.0)**	**(1,874.0)**
Operating earnings before income taxes	**128.4**	**61.0**	**47.0**	**37.7**	**37.7**	**311.8**	**(53.3)**	**4.0**	**262.5**

	Three Months Ended June 30, 2014								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	379.6	275.8	8.0	215.5	27.7	906.6	23.2	22.8	952.6
Fee income	192.9	14.2	147.1	285.5	14.7	654.4	-	-	654.4
Premiums	3.4	35.5	-	191.7	302.8	533.4	-	1.5	534.9
Other revenue	17.0	5.3	8.1	7.2	(2.7)	34.9	0.4	(0.3)	35.0
Total operating revenues	**592.9**	**330.8**	**163.2**	**699.9**	**342.5**	**2,129.3**	**23.6**	**24.0**	**2,176.9**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(209.3)	(197.4)	-	(499.3)	(239.6)	(1,145.6)	0.3	(8.9)	(1,154.2)
Operating expenses	(217.3)	(36.6)	(108.3)	(91.3)	(60.9)	(514.4)	(15.1)	(4.5)	(534.0)
Net amortization of DAC/VOBA	(30.5)	(32.6)	-	(45.9)	(4.2)	(113.2)	-	(0.1)	(113.3)
Interest expense	-	-	-	-	-	-	(47.1)	-	(47.1)
Total operating benefits and expenses	**(457.1)**	**(266.6)**	**(108.3)**	**(636.5)**	**(304.7)**	**(1,773.2)**	**(61.9)**	**(13.5)**	**(1,848.6)**
Operating earnings before income taxes	**135.8**	**64.2**	**54.9**	**63.4**	**37.8**	**356.1**	**(38.3)**	**10.5**	**328.3**

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Voya Financial
Operating Earnings by Segment

(in millions USD)

	Six Months Ended June 30, 2015								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	771.0	530.2	9.5	443.2	54.5	1,808.4	38.2	36.8	1,883.4
Fee income	375.8	31.2	294.5	582.3	31.3	1,315.1	0.5	-	1,315.6
Premiums	14.4	57.1	-	298.0	664.4	1,033.9	(0.1)	1.3	1,035.1
Other revenue	33.1	7.5	17.7	8.2	(3.1)	63.4	0.4	(0.2)	63.6
Total operating revenues	**1,194.3**	**626.0**	**321.7**	**1,331.7**	**747.1**	**4,220.8**	**39.0**	**37.9**	**4,297.7**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(430.8)	(352.7)	-	(986.4)	(515.5)	(2,285.4)	-	(12.3)	(2,297.7)
Operating expenses	(441.1)	(76.0)	(227.8)	(177.7)	(143.6)	(1,066.2)	(44.2)	(7.8)	(1,118.2)
Net amortization of DAC/VOBA	(69.5)	(67.7)	-	(86.5)	(9.7)	(233.4)	-	-	(233.4)
Interest expense	-	-	-	-	-	-	(96.3)	-	(96.3)
Total operating benefits and expenses	**(941.4)**	**(496.4)**	**(227.8)**	**(1,250.6)**	**(668.8)**	**(3,585.0)**	**(140.5)**	**(20.1)**	**(3,745.6)**
Operating earnings before income taxes	**252.9**	**129.6**	**93.9**	**81.1**	**78.3**	**635.8**	**(101.5)**	**17.8**	**552.1**

	Six Months Ended June 30, 2014								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	768.1	546.4	15.3	435.3	54.4	1,819.5	48.6	45.9	1,914.0
Fee income	384.0	27.4	292.9	569.1	30.3	1,303.7	-	-	1,303.7
Premiums	4.1	101.6	-	375.4	599.1	1,080.2	-	4.0	1,084.2
Other revenue	35.2	9.8	15.5	12.3	(2.4)	70.4	0.3	(0.3)	70.4
Total operating revenues	**1,191.4**	**685.2**	**323.7**	**1,392.1**	**681.4**	**4,273.8**	**48.9**	**49.6**	**4,372.3**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(420.0)	(427.2)	-	(1,027.1)	(484.1)	(2,358.4)	-	(24.4)	(2,382.8)
Operating expenses	(443.3)	(72.1)	(219.0)	(187.0)	(129.3)	(1,050.7)	(30.4)	(13.6)	(1,094.7)
Net amortization of DAC/VOBA	(77.4)	(66.9)	-	(83.5)	(13.3)	(241.1)	-	(0.2)	(241.3)
Interest expense	-	-	-	-	-	-	(94.1)	-	(94.1)
Total operating benefits and expenses	**(940.7)**	**(566.2)**	**(219.0)**	**(1,297.6)**	**(626.7)**	**(3,650.2)**	**(124.5)**	**(38.2)**	**(3,812.9)**
Operating earnings before income taxes	**250.7**	**119.0**	**104.7**	**94.5**	**54.7**	**623.6**	**(75.6)**	**11.4**	**559.4**

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Voya Financial Page 17 of 70

DAC/VOBA Segment Trends

Three Months Ended Year-to-Date

(in millions USD) 6/30/15 3/31/15 12/31/14 9/30/14 6/30/14 6/30/15 6/30/14

Retirement

Balance as of beginning-of-period 972.6 1,081.0 1,141.9 1,102.9 1,219.1 1,081.0 1,415.3

Deferrals of commissions and expenses 23.9 24.5 26.0 26.0 22.7 48.4 46.3

Amortization (40.8) (39.5) (40.8) (47.6) (52.7) (80.3) (91.9)

Unlocking (1.4) 7.1 13.3 (25.8) 25.7 5.7 30.8

Change in unrealized capital gains/losses 319.9 (100.4) (59.4) 86.4 (111.9) 219.5 (297.6)

Balance as of End-of-Period 1,274.2 972.6 1,081.0 1,141.9 1,102.9 1,274.2 1,102.9

Annuities

Balance as of beginning-of-period 440.4 492.3 507.5 445.2 508.4 492.3 591.7

Deferrals of commissions and expenses 22.1 21.7 24.5 24.4 30.7 43.8 62.2

Amortization (54.1) (30.6) (38.2) (72.1) (28.9) (84.7) (70.2)

Unlocking 11.4 8.0 (1.9) 31.0 6.5 19.4 19.0

Change in unrealized capital gains/losses 165.9 (51.0) 0.4 79.0 (71.5) 114.8 (157.6)

Balance as of End-of-Period 585.7 440.4 492.3 507.5 445.2 585.7 445.2

Individual Life

Balance as of beginning-of-period 2,285.4 2,440.4 2,557.9 2,400.4 2,560.5 2,440.4 2,752.9

Deferrals of commissions and expenses 35.4 36.3 36.2 37.8 36.4 71.7 69.1

Amortization (45.4) (44.5) (56.4) (48.4) (45.1) (89.9) (77.9)

Unlocking (0.9) 0.1 40.1 129.2 (0.9) (0.8) (5.0)

Change in unrealized capital gains/losses 425.6 (146.9) (137.4) 38.9 (150.5) 278.7 (338.7)

Balance as of End-of-Period 2,700.1 2,285.4 2,440.4 2,557.9 2,400.4 2,700.1 2,400.4

Other (1)

Balance as of beginning-of-period 91.5 91.6 90.3 98.9 96.7 91.6 102.7

Deferrals of commissions and expenses 4.8 4.6 5.6 5.3 7.4 9.4 11.6

Amortization (5.4) (4.7) (10.8) (4.8) (4.3) (10.1) (8.0)

Unlocking (0.9) (0.7) 6.9 (9.0) (1.1) (1.6) (7.9)

Change in unrealized capital gains/losses (0.7) 0.7 (0.4) (0.1) 0.2 - 0.5

Balance as of End-of-Period 89.3 91.5 91.6 90.3 98.9 89.3 98.9

Closed Block Variable Annuity

Balance as of beginning-of-period 454.4 465.6 482.3 463.8 476.2 465.6 489.0

Deferrals of commissions and expenses 1.8 2.0 2.0 1.9 2.4 3.8 5.4

Amortization (13.0) (13.5) (13.4) (21.2) (16.5) (26.5) (32.7)

Unlocking (2.6) 0.3 (5.4) 37.8 1.6 (2.3) 2.0

Change in unrealized capital gains/losses - - 0.1 - 0.1 - 0.1

Balance as of End-of-Period 440.6 454.4 465.6 482.3 463.8 440.6 463.8

Total

Balance as of beginning-of-period 4,244.3 4,570.9 4,779.9 4,511.2 4,860.8 4,570.9 5,351.6

Deferrals of commissions and expenses 88.0 89.1 94.3 95.4 99.6 177.1 194.6

Amortization (158.7) (130.7) (159.6) (194.1) (147.5) (289.4) (280.7)

Unlocking 5.6 12.6 53.0 163.2 31.8 18.2 38.9

Change in unrealized capital gains/losses 910.7 (297.6) (196.7) 204.2 (333.5) 613.1 (793.2)

Balance as of End-of-Period 5,089.9 4,244.3 4,570.9 4,779.9 4,511.2 5,089.9 4,511.2

(1) Employee Benefits, Investment Management, Other Closed Blocks

Voya Financial Page 18 of 70 Consolidated Assets Under Management/Assets Under Administration

(in millions USD)

Total

Institutional/ AUM - Assets Under AUA - Assets Under

Balances as of June 30, 2015 General Account Separate Account Mutual Funds Management Administration Total AUM + AUA

Retirement (1) 28,328.7 60,118.4 24,536.4 112,983.5 201,116.9 314,100.4 Annuities (2) 21,715.3 766.1 4,408.1 26,889.5 - 26,889.5 Investment Management 77,795.8 47,863.2 80,339.7 205,998.7 51,391.1 257,389.8 Individual Life (3) 13,032.3 2,696.6 - 15,728.9 - 15,728.9 Employee Benefits 1,798.9 15.7 - 1,814.6 - 1,814.6

Eliminations (69,533.5) (43,796.2) (10,140.7) (123,470.4) (51,501.1) (174,971.5)

Total Ongoing Business 73,137.5 67,663.8 99,143.5 239,944.8 201,006.9 440,951.7

Closed Block Variable Annuity 3,128.7 38,450.7 - 41,579.4 - 41,579.4 Closed Block Institutional Spread Products 1,511.5 - - 1,511.5 - 1,511.5 Closed Block Other 18.1 216.0 - 234.1 - 234.1

Total AUM and AUA 77,795.8 106,330.5 99,143.5 283,269.8 201,006.9 484,276.7

(1) Retirement AUM include wrapped funds as well as unwrapped Voya-managed funds (2) Annuities AUM includes Payout annuities (3) Individual Life AUM includes assets backing interest and non-interest sensitive products

Voya Financial Page 19 of 70 Consolidated Capital Structure

Balances as of

(in millions USD) 6/30/15 3/31/15 12/31/14 9/30/14 6/30/14

Financial Debt

Senior bonds 2,717.4 2,747.3 2,747.0 2,746.8 2,746.5 Subordinated bonds 763.7 763.8 763.8 763.8 763.8 Other debt 4.9 4.9 4.9 4.9 4.9

Total Debt 3,486.0 3,516.0 3,515.7 3,515.5 3,515.2

Equity

Total common equity 12,746.6 12,613.2 13,042.5 11,818.9 11,714.4 Accumulated other comprehensive income (AOCI) 2,109.2 3,531.2 3,103.7 2,820.2 3,152.7

Total Voya Financial, Inc. Shareholders’ Equity 14,855.8 16,144.4 16,146.2 14,639.1 14,867.1

Total Equity (Excluding AOCI) 12,746.6 12,613.2 13,042.5 11,818.9 11,714.4

Capital

Total Capitalization 18,341.8 19,660.4 19,661.9 18,154.6 18,382.3 Total Capitalization (Excluding AOCI) 16,232.6 16,129.2 16,558.2 15,334.4 15,229.6

Debt to Capital

Debt to Capital 19.0% 17.9% 17.9% 19.4% 19.1% Debt to Capital (Excluding AOCI) 21.5% 21.8% 21.2% 22.9% 23.1%

Retirement

Page 21 of 70

Voya Financial
Retirement Sources of Operating Earnings

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Sources of operating earnings before income taxes:							
Investment spread and other investment income	171.6	182.9	184.4	185.3	173.8	354.5	352.4
Fee based margin	207.6	205.7	216.6	211.8	211.9	413.3	421.4
Net underwriting gain (loss) and other revenue	(2.3)	(7.4)	(4.6)	(3.5)	(5.0)	(9.7)	(8.2)
Administrative expenses	(181.2)	(180.6)	(174.3)	(169.5)	(178.5)	(361.8)	(366.5)
Trail commissions	(36.3)	(35.2)	(35.7)	(34.9)	(34.5)	(71.5)	(68.2)
DAC/VOBA and other intangibles amortization, excluding unlocking	(34.5)	(36.7)	(41.1)	(41.6)	(39.0)	(71.2)	(76.0)
DAC/VOBA and other intangibles unlocking	3.5	(4.2)	4.6	(30.4)	7.1	(0.7)	(4.2)
Total sources of expenses	**(248.5)**	**(256.7)**	**(246.5)**	**(276.4)**	**(244.9)**	**(505.2)**	**(514.9)**
Operating earnings before income taxes	**128.4**	**124.5**	**149.9**	**117.2**	**135.8**	**252.9**	**250.7**
Gross investment income							
Fixed income	357.6	358.1	354.7	353.4	351.0	715.7	714.7
Limited partnership income	0.5	0.3	0.7	3.5	2.6	0.8	5.6
Prepayment fee income	4.7	14.8	19.5	13.8	8.4	19.5	12.7
Total gross investment income	**362.8**	**373.2**	**374.9**	**370.7**	**362.0**	**736.0**	**733.0**
Investment expenses	(14.7)	(14.8)	(14.8)	(15.0)	(14.7)	(29.5)	(29.8)
Credited interest	(205.4)	(200.7)	(203.9)	(202.7)	(200.3)	(406.1)	(404.6)
Net margin	**142.7**	**157.7**	**156.2**	**153.0**	**147.0**	**300.4**	**298.6**
Other investment income [(1)]	28.9	25.2	28.2	32.3	26.8	54.1	53.8
Investment spread and other investment income	**171.6**	**182.9**	**184.4**	**185.3**	**173.8**	**354.5**	**352.4**
Fee based margin							
Fee based margin - excluding Recordkeeping	164.1	159.6	163.2	161.2	158.3	323.7	313.7
Fee based margin - Recordkeeping	43.5	46.2	53.5	50.7	53.5	89.7	107.6
Fee based margin	**207.6**	**205.7**	**216.6**	**211.8**	**211.9**	**413.3**	**421.4**

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

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Voya Financial Page 22 of 70

Retirement Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/15 3/31/15 12/31/14 9/30/14 6/30/14 6/30/15 6/30/14

Operating revenues

Net investment income and net realized gains (losses) 382.1 388.9 394.4 393.6 379.6 771.0 768.1

Fee income 188.9 186.9 194.8 193.5 192.9 375.8 384.0

Premiums 3.7 10.7 21.8 0.7 3.4 14.4 4.1

Other revenue 19.1 14.0 19.3 17.9 17.0 33.1 35.2

Total operating revenues 593.8 600.5 630.3 605.7 592.9 1,194.3 1,191.4

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders (214.2) (216.6) (230.9) (209.4) (209.3) (430.8) (420.0)

Operating expenses (221.3) (219.8) (214.3) (208.6) (217.3) (441.1) (443.3)

Net amortization of DAC/VOBA (29.9) (39.6) (35.2) (70.5) (30.5) (69.5) (77.4)

Total operating benefits and expenses (465.4) (476.0) (480.4) (488.5) (457.1) (941.4) (940.7)

Operating earnings before income taxes 128.4 124.5 149.9 117.2 135.8 252.9 250.7

Voya Financial Page 23 of 70

Retirement AUM/AUA

Balances as of

(in millions USD) 6/30/15 3/31/15 12/31/14 9/30/14 6/30/14

Assets under management by product group

Corporate markets 45,317.2 44,987.5 43,806.9 42,269.8 42,499.1

Tax-exempt markets 55,415.5 55,314.3 53,896.6 53,406.6 53,910.8

Total full service plans 100,732.7 100,301.8 97,703.5 95,676.4 96,409.9

Stable value 8,974.8 8,925.0 8,778.4 8,827.1 8,843.5

Retail wealth management 3,276.0 3,275.5 3,211.4 3,151.2 3,174.8

Total AUM 112,983.5 112,502.3 109,693.3 107,654.7 108,428.2

AUA 201,116.9 201,584.0 244,851.2 240,939.0 241,664.0

Total AUM and AUA 314,100.4 314,086.3 354,544.5 348,593.7 350,092.2

Assets under management by fund group

General account 28,328.7 28,006.7 27,716.3 27,498.0 27,389.5

Guaranteed separate account 7,686.0 8,050.2 7,932.7 8,111.5 8,159.8

Non-guaranteed separate account 52,432.4 52,726.7 51,709.2 51,000.6 51,960.0

Mutual funds/Institutional funds 24,536.4 23,718.7 22,335.1 21,044.6 20,918.9

Total AUM 112,983.5 112,502.3 109,693.3 107,654.7 108,428.2

AUA 201,116.9 201,584.0 244,851.2 240,939.0 241,664.0

Total AUM and AUA 314,100.4 314,086.3 354,544.5 348,593.7 350,092.2

Page 24 of 70

Voya Financial
Retirement AUM Rollforward

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Full service - Corporate markets							
Assets under management, beginning of period	44,987.5	43,806.9	42,269.8	42,499.1	40,967.4	43,806.9	40,123.7
Transfer/Single deposits	767.1	956.6	1,469.0	884.6	913.8	1,723.7	1,814.5
Recurring deposits	1,086.1	1,238.9	926.0	956.3	953.5	2,325.0	2,062.4
Deposits	1,853.2	2,195.5	2,395.0	1,840.9	1,867.3	4,048.7	3,876.9
Surrenders, benefits, and product charges	(1,481.8)	(2,021.3)	(1,919.9)	(1,595.7)	(1,678.9)	(3,503.1)	(3,348.5)
Net Flows	371.4	174.2	475.1	245.2	188.4	545.6	528.4
Interest credited and investment performance	(41.7)	1,006.3	1,062.0	(474.4)	1,343.3	964.6	1,847.0
Transfer to reinsurer [3]	-	-	-	-	-	-	-
Assets under management, end of period	**45,317.2**	**44,987.5**	**43,806.9**	**42,269.8**	**42,499.1**	**45,317.2**	**42,499.1**
Full service - Tax-exempt markets							
Assets under management, beginning of period	55,314.3	53,896.6	53,406.6	53,910.8	53,564.2	53,896.6	53,200.5
Transfer/Single deposits	319.8	837.6	837.9	338.5	241.6	1,157.4	511.3
Recurring deposits	782.8	778.5	735.8	669.9	764.9	1,561.3	1,544.3
Deposits	1,102.6	1,616.1	1,573.7	1,008.4	1,006.5	2,718.7	2,055.6
Surrenders, benefits, and product charges	(1,062.8)	(1,221.5)	(2,140.0)	(1,295.3)	(1,100.4)	(2,284.3)	(2,431.1)
Net Flows	39.8	394.6	(566.3)	(286.9)	(93.9)	434.4	(375.5)
Interest credited and investment performance	61.4	1,023.1	1,056.2	(217.3)	1,349.3	1,084.5	1,994.6
Transfer to reinsurer [3]	-	-	-	-	(908.8)	-	(908.8)
Assets under management, end of period	**55,415.5**	**55,314.3**	**53,896.6**	**53,406.6**	**53,910.8**	**55,415.5**	**53,910.8**
Stable value [1]							
Assets under management, beginning of period	8,925.0	8,778.4	8,827.1	8,843.6	8,908.6	8,778.4	8,914.3
Transfer/Single deposits	299.9	169.5	121.9	46.0	25.6	469.4	160.5
Recurring deposits	42.1	42.7	49.0	44.9	34.9	84.8	81.9
Deposits	342.0	212.2	170.9	90.9	60.5	554.2	242.4
Surrenders, benefits, and product charges	(288.9)	(126.1)	(281.8)	(115.1)	(205.0)	(415.0)	(447.2)
Net Flows	53.1	86.1	(110.9)	(24.2)	(144.5)	139.2	(204.8)
Interest credited and investment performance	(3.5)	60.5	62.2	7.5	79.5	57.0	134.0
Transfer to reinsurer [3]	-	-	-	-	-	-	-
Assets under management, end of period	**8,974.8**	**8,925.0**	**8,778.4**	**8,827.1**	**8,843.6**	**8,974.8**	**8,843.5**
Retail wealth management							
Assets under management, beginning of period	3,275.5	3,211.4	3,151.2	3,174.8	3,074.9	3,211.4	2,998.4
Transfer/Single deposits	251.1	243.6	224.2	225.4	263.2	494.7	545.0
Recurring deposits	0.7	0.6	0.3	0.2	0.6	1.3	1.2
Deposits	251.8	244.2	224.5	225.6	263.8	496.0	546.2
Surrenders, benefits, and product charges	(240.9)	(238.7)	(224.7)	(226.3)	(236.1)	(479.6)	(472.3)
Net Flows	10.9	5.5	(0.2)	(0.7)	27.7	16.4	73.9
Interest credited and investment performance	(10.4)	58.5	60.5	(22.9)	72.2	48.1	102.5
Transfer to reinsurer [3]	-	-	-	-	-	-	-
Assets under management, end of period	**3,276.0**	**3,275.5**	**3,211.4**	**3,151.2**	**3,174.8**	**3,276.0**	**3,174.8**
Total AUM [2]							
Assets under management, beginning of period	112,502.3	109,693.3	107,654.7	108,428.2	106,515.1	109,693.3	105,236.9
Transfer/Single deposits	1,637.9	2,207.4	2,653.0	1,494.6	1,444.1	3,845.3	3,031.2
Recurring deposits	1,911.7	2,060.8	1,711.1	1,671.3	1,753.9	3,972.5	3,689.9
Deposits	3,549.6	4,268.2	4,364.1	3,165.9	3,198.0	7,817.8	6,721.1
Surrenders, benefits, and product charges	(3,074.3)	(3,607.6)	(4,566.4)	(3,232.3)	(3,220.4)	(6,681.9)	(6,699.1)
Net Flows	475.3	660.6	(202.3)	(66.4)	(22.4)	1,135.9	22.0
Interest credited and investment performance	5.9	2,148.4	2,240.9	(707.1)	2,844.3	2,154.3	4,078.1
Transfer to reinsurer [3]	-	-	-	-	(908.8)	-	(908.8)
Assets under management, end of period	**112,983.5**	**112,502.3**	**109,693.3**	**107,654.7**	**108,428.2**	**112,983.5**	**108,428.2**

[1] Where Voya is the Investment Manager
[2] Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager
[3] Assets transferred to third parties through reinsurance transactions

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Annuities

Voya Financial
Annuities Sources of Operating Earnings

Page 26 of 70

(in millions USD)	Three Months Ended 6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	Year-to-Date 6/30/15	6/30/14
Sources of operating earnings before income taxes:							
Investment spread and other investment income	120.0	122.9	128.7	125.7	116.4	242.9	227.4
Fee based margin	16.2	15.5	14.8	14.6	14.0	31.7	27.2
Net underwriting gain (loss) and other revenue	4.6	7.5	6.2	3.3	9.0	12.1	16.0
Administrative expenses	(25.2)	(25.4)	(23.0)	(22.6)	(24.7)	(50.6)	(49.4)
Trail commissions	(12.9)	(11.9)	(9.6)	(11.8)	(11.7)	(24.8)	(22.1)
DAC/VOBA and other intangibles amortization, excluding unlocking	(46.7)	(49.5)	(51.3)	(48.7)	(45.3)	(96.2)	(89.8)
DAC/VOBA and other intangibles unlocking	5.0	9.5	(1.1)	17.8	6.5	14.5	9.7
Operating earnings before income taxes	**61.0**	**68.6**	**64.7**	**78.3**	**64.2**	**129.6**	**119.0**
Gross investment income							
Fixed income	254.3	252.6	257.3	259.7	259.7	506.9	517.6
Limited partnership income	0.6	0.1	2.3	6.2	3.5	0.7	8.2
Prepayment fee income	4.6	11.4	15.7	9.0	7.1	16.0	9.6
Total gross investment income	**259.5**	**264.1**	**275.3**	**274.9**	**270.3**	**523.6**	**535.4**
Investment expenses	(11.3)	(10.5)	(10.7)	(11.3)	(11.2)	(21.8)	(21.9)
Credited interest	(143.5)	(144.2)	(152.1)	(156.8)	(159.7)	(287.7)	(319.4)
Net margin	**104.7**	**109.4**	**112.5**	**106.8**	**99.4**	**214.1**	**194.1**
Other investment income [1]	15.3	13.5	16.2	18.9	17.0	28.8	33.3
Investment spread and other investment income	**120.0**	**122.9**	**128.7**	**125.7**	**116.4**	**242.9**	**227.4**

[1] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

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Voya Financial Page 27 of 70

Annuities Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/15 3/31/15 12/31/14 9/30/14 6/30/14 6/30/15 6/30/14

Operating revenues

Net investment income and net realized gains (losses) 263.2 267.0 280.9 282.3 275.8 530.2 546.4

Fee income 16.0 15.2 14.6 15.0 14.2 31.2 27.4

Premiums 27.3 29.8 24.7 42.7 35.5 57.1 101.6

Other revenue 3.9 3.6 3.4 4.6 5.3 7.5 9.8

Total operating revenues 310.4 315.6 323.6 344.6 330.8 626.0 685.2

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders (177.3) (175.4) (181.8) (204.1) (197.4) (352.7) (427.2)

Operating expenses (38.4) (37.6) (32.9) (34.8) (36.6) (76.0) (72.1)

Net amortization of DAC/VOBA (33.7) (34.0) (44.2) (27.4) (32.6) (67.7) (66.9)

Total operating benefits and expenses (249.4) (247.0) (258.9) (266.3) (266.6) (496.4) (566.2)

Operating earnings before income taxes 61.0 68.6 64.7 78.3 64.2 129.6 119.0

Voya Financial Page 28 of 70

Annuities AUM

Balances as of

(in millions USD) 6/30/15 3/31/15 12/31/14 9/30/14 6/30/14

Assets Under Management

Fixed single year 3,496.5 3,558.5 3,617.2 3,677.5 3,750.7

Fixed multi-year 2,168.2 2,226.0 2,288.9 2,653.9 3,224.4

Indexed 13,521.7 13,435.5 13,350.5 13,230.1 13,105.5

SPIA & Payout 2,856.7 2,874.0 2,878.5 2,892.1 2,886.1

Mutual funds 4,408.1 4,272.6 4,062.0 3,880.2 3,825.1

Other annuities 438.3 451.6 452.9 456.2 473.1

Total AUM 26,889.5 26,818.2 26,650.0 26,790.1 27,264.9

Assets Under Management

General account 21,715.3 21,753.7 21,795.5 22,111.7 22,614.5

Separate account 766.1 791.9 792.5 798.2 825.3

Mutual funds 4,408.1 4,272.6 4,062.0 3,880.2 3,825.1

Total AUM 26,889.5 26,818.2 26,650.0 26,790.1 27,264.9

Page 29 of 70

Voya Financial
Annuities AUM Rollforward

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Annual Reset Annuities/Multi-Year Guaranteed Annuities							
Assets Under Management, beginning of period	5,784.6	5,906.1	6,331.4	6,975.1	7,168.3	5,906.1	7,335.2
Deposits	8.2	8.3	6.2	6.8	8.7	16.5	20.7
Surrenders, benefits, and product charges	(175.9)	(177.5)	(486.7)	(710.8)	(267.6)	(353.4)	(512.8)
Net cash flow	(167.7)	(169.2)	(480.5)	(704.0)	(258.9)	(336.9)	(492.1)
Interest credited and investment performance	47.8	47.7	55.2	60.3	65.7	95.5	132.0
Assets Under Management, end of period	**5,664.7**	**5,784.6**	**5,906.1**	**6,331.4**	**6,975.1**	**5,664.7**	**6,975.1**
Fixed Indexed Annuities							
Assets Under Management, beginning of period	13,435.5	13,350.5	13,230.1	13,105.5	12,883.5	13,350.5	12,648.4
Deposits	343.1	325.7	360.1	338.1	430.4	668.8	866.6
Surrenders, benefits, and product charges	(379.6)	(344.6)	(348.7)	(338.6)	(348.0)	(724.2)	(664.5)
Net cash flow	(36.5)	(18.9)	11.4	(0.5)	82.4	(55.4)	202.1
Interest credited and investment performance	122.7	103.9	109.1	125.0	139.6	226.6	255.0
Assets Under Management, end of period	**13,521.7**	**13,435.5**	**13,350.5**	**13,230.1**	**13,105.5**	**13,521.7**	**13,105.5**
SPIA & Payout							
Assets Under Management, beginning of period	2,874.0	2,878.5	2,892.1	2,886.1	2,871.1	2,878.5	2,803.5
Deposits	62.3	64.6	63.1	76.6	81.4	126.9	201.0
Surrenders, benefits, and product charges	(108.9)	(106.3)	(111.2)	(103.2)	(107.6)	(215.2)	(194.0)
Net cash flow	(46.6)	(41.7)	(48.1)	(26.6)	(26.2)	(88.3)	7.0
Interest credited and investment performance	29.3	37.2	34.5	32.6	41.2	66.5	75.6
Assets Under Management, end of period	**2,856.7**	**2,874.0**	**2,878.5**	**2,892.1**	**2,886.1**	**2,856.7**	**2,886.1**
Mutual Fund Custodial							
Assets Under Management, beginning of period	4,272.6	4,062.0	3,880.2	3,825.1	3,574.3	4,062.0	3,384.9
Deposits	322.7	289.1	268.5	264.9	274.6	611.8	567.1
Surrenders, benefits, and product charges	(163.7)	(155.9)	(147.2)	(143.0)	(148.5)	(319.6)	(295.3)
Net cash flow	159.0	133.2	121.3	121.9	126.1	292.2	271.8
Interest credited and investment performance	(23.5)	77.4	60.5	(66.8)	124.7	53.9	168.4
Assets Under Management, end of period	**4,408.1**	**4,272.6**	**4,062.0**	**3,880.2**	**3,825.1**	**4,408.1**	**3,825.1**
Other Annuities							
Assets Under Management, beginning of period	451.6	452.9	456.2	473.1	470.4	452.9	474.8
Deposits	1.8	1.2	1.1	0.7	1.7	3.0	3.0
Surrenders, benefits, and product charges	(13.8)	(13.4)	(15.8)	(14.5)	(16.9)	(27.2)	(28.8)
Net cash flow	(12.0)	(12.2)	(14.7)	(13.8)	(15.2)	(24.2)	(25.7)
Interest credited and investment performance	(1.3)	10.9	11.4	(3.0)	17.8	9.6	23.9
Assets Under Management, end of period	**438.3**	**451.6**	**452.9**	**456.2**	**473.1**	**438.3**	**473.1**
Annuities - Total							
Assets Under Management, beginning of period	26,818.2	26,650.0	26,790.1	27,264.9	26,967.6	26,650.0	26,646.7
Deposits	738.2	688.8	699.0	687.1	796.9	1,427.0	1,658.5
Surrenders, benefits, and product charges	(842.0)	(797.7)	(1,109.6)	(1,310.0)	(888.7)	(1,639.7)	(1,695.5)
Net cash flow	(103.8)	(108.9)	(410.6)	(622.9)	(91.8)	(212.7)	(37.0)
Interest credited and investment performance	175.1	277.1	270.4	148.1	389.1	452.2	655.2
Assets Under Management, end of period	**26,889.5**	**26,818.2**	**26,650.0**	**26,790.1**	**27,264.9**	**26,889.5**	**27,264.9**

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VOYA FINANCIAL

Investment Management

Voya Financial Page 31 of 70

Investment Management Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/15 3/31/15 12/31/14 9/30/14 6/30/14 6/30/15 6/30/14

Sources of operating earnings before income

taxes:

Investment capital and other investment income 3.5 6.5 (4.4) 9.3 8.2 10.0 15.7

Fee based margin 155.1 156.6 167.8 159.0 155.0 311.7 308.0

Administrative expenses (111.6) (116.2) (116.4) (109.7) (108.3) (227.8) (219.0)

Operating earnings before income taxes 47.0 46.9 47.0 58.6 54.9 93.9 104.7

Voya Financial Page 32 of 70

Investment Management Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/15 3/31/15 12/31/14 9/30/14 6/30/14 6/30/15 6/30/14

Operating revenues

Net investment income and net realized gains (losses) 3.4 6.1 (4.6) 9.0 8.0 9.5 15.3

Fee income 147.6 146.9 148.7 149.5 147.1 294.5 292.9

Other revenue 7.6 10.1 19.3 9.8 8.1 17.7 15.5

Total operating revenues 158.6 163.1 163.4 168.3 163.2 321.7 323.7

Operating benefits and expenses

Operating expenses (111.6) (116.2) (116.4) (109.7) (108.3) (227.8) (219.0)

Total operating benefits and expenses (111.6) (116.2) (116.4) (109.7) (108.3) (227.8) (219.0)

Operating earnings before income taxes 47.0 46.9 47.0 58.6 54.9 93.9 104.7

Page 33 of 70

Voya Financial
Investment Management Key Metrics

(in millions USD)	Balances as of 6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	Balances as of 6/30/15	6/30/14
Client Assets by Source:							
External clients							
Investment Management sourced	70,812.0	71,188.4	69,644.3	69,232.2	70,518.2	70,812.0	70,518.2
Affiliate sourced	57,390.9	59,005.1	58,956.2	58,941.3	58,728.9	57,390.9	58,728.9
Subtotal external clients	**128,202.9**	**130,193.5**	**128,600.5**	**128,173.5**	**129,247.1**	**128,202.9**	**129,247.1**
General Account [1]	77,795.8	78,566.4	77,630.2	78,503.1	78,335.1	77,795.8	78,335.1
Total Client Assets (AUM)	**205,998.7**	**208,759.9**	**206,230.7**	**206,676.6**	**207,582.2**	**205,998.7**	**207,582.2**
Administration Only Assets (AUA)	51,391.1	52,861.8	52,396.5	53,080.7	55,778.9	51,391.1	55,778.9
Total AUM and AUA	**257,389.8**	**261,621.7**	**258,627.2**	**259,757.3**	**263,361.1**	**257,389.8**	**263,361.1**

	Three Months Ended 6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	Year to Date 6/30/15	6/30/14
Analysis of investment advisory and administrative revenues, net, by source: [2]							
External clients							
Investment Management sourced	76.9	76.8	77.4	77.9	77.4	153.7	156.0
Affiliate sourced	30.9	30.7	31.7	32.1	28.9	61.6	57.2
Subtotal External Clients	**107.8**	**107.5**	**109.1**	**110.0**	**106.3**	**215.3**	**213.2**
General Account	36.4	36.1	36.2	36.0	36.5	72.5	72.5
Total investment advisory and administrative revenues, net, from AUM	**144.2**	**143.6**	**145.3**	**146.0**	**142.8**	**287.8**	**285.7**
Administration Only Fees	3.4	3.3	3.4	3.5	4.3	6.7	7.2
Total investment advisory and administrative revenues, net, by source [2]	**147.6**	**146.9**	**148.7**	**149.5**	**147.1**	**294.5**	**292.9**
Revenue Yield (bps): [2] [3]							
External clients							
Investment Management sourced	43.2	43.6	44.6	44.4	44.7	43.4	45.8
Affiliate sourced	21.1	20.8	21.4	21.6	19.9	21.0	20.2
Revenue Yield on Institutional/retail	**33.3**	**33.2**	**33.9**	**34.0**	**33.3**	**33.3**	**34.2**
General Account	18.5	18.6	18.5	18.4	18.4	18.6	18.3
Revenue Yield on Client Assets (AUM)	**27.7**	**27.7**	**28.1**	**28.1**	**27.6**	**27.7**	**28.0**
Revenue Yield on Administration Only Assets (AUA)	2.6	2.5	2.6	2.6	3.2	2.5	2.6
Total Revenue Yield on AUM and AUA (bps) [2] [3]	**22.7**	**22.6**	**22.9**	**22.8**	**22.5**	**22.7**	**22.6**

(1) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.

(2) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.

(3) Revenue Yields calculated using average client assets for the period.

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Page 34 of 70

Voya Financial
Investment Management Account Rollforward by Source

(in millions USD)	Three Months Ended 6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	Year-to-Date 6/30/15	6/30/14
AUM Roll-forward By Source							
Investment Management Sourced							
Beginning AUM	**71,188.4**	**69,644.3**	**69,232.2**	**70,518.2**	**69,104.4**	**69,644.3**	**66,362.2**
Inflows							
Inflows from sub-advisor replacements	-	-	-	-	-	-	-
Inflows-other	3,748.0	3,891.1	3,932.3	2,872.2	3,106.7	7,639.1	7,296.0
Outflows	(3,202.2)	(3,142.6)	(3,133.8)	(3,284.8)	(3,701.5)	(6,344.8)	(6,545.5)
Net Flows	**545.8**	**748.5**	**798.5**	**(412.6)**	**(594.8)**	**1,294.3**	**750.5**
Net Money Market Flows	(2.8)	7.2	7.6	(13.1)	(34.1)	4.4	(6.0)
Change in Market Value	(804.7)	879.2	1,222.8	(1,052.2)	1,614.4	74.5	2,458.0
Other (Including Acquisitions / Divestitures)	(114.7)	(90.7)	(1,616.8)	191.9	428.3	(205.5)	953.5
Investment Management sourced AUM End of Period	**70,812.0**	**71,188.4**	**69,644.3**	**69,232.2**	**70,518.2**	**70,812.0**	**70,518.2**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	0.77%	1.07%	1.15%	-0.59%	-0.86%	1.86%	1.13%
Market Growth %	-1.13%	1.26%	1.77%	-1.49%	2.34%	0.11%	3.70%
Affiliate Sourced							
Beginning AUM	**59,005.1**	**58,956.2**	**58,941.3**	**58,728.9**	**57,988.9**	**58,956.2**	**53,935.0**
Inflows							
Inflows from sub-advisor replacements	-	-	785.1	2,130.2	-	-	4,671.9
Inflows-other	976.9	964.2	923.8	667.5	757.3	1,941.1	1,706.5
Outflows	(2,277.9)	(2,038.4)	(2,696.9)	(2,206.3)	(2,020.2)	(4,316.3)	(4,102.4)
Net Flows	**(1,301.0)**	**(1,074.1)**	**(988.0)**	**591.4**	**(1,262.9)**	**(2,375.1)**	**2,276.0**
Net Money Market Flows	(31.1)	(81.2)	(110.0)	(34.1)	(95.8)	(112.3)	(141.3)
Change in Market Value	(296.8)	1,323.1	1,300.0	(293.4)	1,915.8	1,026.3	2,555.6
Other (Including Acquisitions / Divestitures)	14.7	(118.9)	(187.1)	(51.6)	182.9	(104.2)	103.6
Affiliate sourced AUM End of Period	**57,390.9**	**59,005.1**	**58,956.2**	**58,941.3**	**58,728.9**	**57,390.9**	**58,728.9**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	-2.20%	-1.82%	-1.68%	1.01%	-2.18%	-4.03%	4.22%
Market Growth %	-0.50%	2.24%	2.21%	-0.50%	3.30%	1.74%	4.74%
Other affiliate sourced net flows	(276.0)	(230.9)	255.5	1,581.4	(401.4)	(506.9)	3,938.8
Variable annuity net flows	(1,025.0)	(843.2)	(1,243.5)	(990.0)	(861.5)	(1,868.2)	(1,662.8)
Total affiliate sourced net flows	**(1,301.0)**	**(1,074.1)**	**(988.0)**	**591.4**	**(1,262.9)**	**(2,375.1)**	**2,276.0**
Investment Management sourced net flows	**545.8**	**748.5**	**798.5**	**(412.6)**	**(594.8)**	**1,294.3**	**750.5**
Total net flows	**(755.2)**	**(325.6)**	**(189.5)**	**178.8**	**(1,857.7)**	**(1,080.8)**	**3,026.5**
Net Flows excluding sub-advisor replacements and variable annuity net flows	**269.8**	**517.6**	**268.9**	**(961.4)**	**(996.2)**	**787.4**	**17.4**

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Voya Financial Page 35 of 70

Investment Management Account Value by Asset Type

Balances as of

6/30/15 3/31/15 12/31/14 9/30/14 6/30/14

(in millions USD)

Institutional

Equity 17,992.4 18,136.8 18,095.7 18,143.9 18,465.7

Fixed Income 39,689.6 38,965.9 38,036.2 38,535.2 39,259.3

Real Estate - - - - -

Money Market 24.5 19.5 11.7 11.4 11.5

Total 57,706.5 57,122.2 56,143.6 56,690.5 57,736.5

Retail

Equity 42,992.0 44,245.8 43,880.8 44,026.3 43,723.5

Fixed Income 19,070.4 19,432.4 19,252.9 18,604.5 18,505.3

Real Estate 6,656.3 7,578.7 7,436.7 6,889.1 7,250.2

Money Market 1,777.7 1,814.4 1,886.5 1,963.1 2,031.6

Total 70,496.4 73,071.3 72,456.9 71,483.0 71,510.6

General Account

Equity 201.4 212.7 215.8 232.1 254.7

Fixed Income 76,741.9 77,102.4 76,125.5 77,227.6 77,204.4

Real Estate - - - - -

Money Market 852.5 1,251.3 1,288.9 1,043.4 876.0

Total 77,795.8 78,566.4 77,630.2 78,503.1 78,335.1

Combined Asset Type

Equity 61,185.8 62,595.3 62,192.3 62,402.3 62,443.9

Fixed Income 135,501.9 135,500.7 133,414.6 134,367.3 134,969.0

Real Estate 6,656.3 7,578.7 7,436.7 6,889.1 7,250.2

Money Market 2,654.7 3,085.2 3,187.1 3,017.9 2,919.1

Total 205,998.7 208,759.9 206,230.7 206,676.6 207,582.2

Individual Life

Page 37 of 70

Voya Financial
Individual Life Sources of Operating Earnings

(in millions USD)	Three Months Ended 6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	Year-to-Date 6/30/15	6/30/14
Sources of operating earnings before income taxes:							
Investment spread and other investment income	64.7	65.3	65.7	59.6	52.1	130.0	106.0
Fee based margin	4.2	4.2	4.3	4.4	4.4	8.4	9.9
Net underwriting gain (loss) and other revenue	90.7	88.2	137.7	93.4	123.9	178.9	210.5
Administrative expenses	(60.0)	(61.4)	(60.8)	(62.3)	(64.4)	(121.4)	(132.7)
Trail commissions	(5.3)	(9.8)	(3.5)	(6.2)	(6.0)	(15.1)	(12.2)
DAC/VOBA and other intangibles amortization, excluding unlocking	(42.0)	(43.2)	(45.9)	(42.0)	(45.1)	(85.2)	(78.5)
DAC/VOBA and other intangibles unlocking	(14.6)	0.1	5.5	(7.1)	(1.5)	(14.5)	(8.6)
Operating earnings before income taxes	**37.7**	**43.4**	**103.0**	**39.8**	**63.4**	**81.1**	**94.5**
Gross Investment Income							
Fixed income	212.0	207.8	210.9	212.5	209.1	419.8	419.8
Limited partnership income	0.9	0.3	1.6	4.9	2.6	1.2	6.8
Prepayment fee income	4.5	11.3	9.1	4.5	3.0	15.8	3.5
Total gross investment income	**217.4**	**219.4**	**221.6**	**221.9**	**214.7**	**436.8**	**430.1**
Investment expenses	(6.4)	(5.9)	(5.9)	(6.2)	(6.0)	(12.3)	(12.1)
Credited interest	(154.6)	(155.4)	(157.9)	(164.8)	(163.9)	(310.0)	(326.0)
Net margin	**56.4**	**58.1**	**57.8**	**50.9**	**44.8**	**114.5**	**92.0**
Other investment income [(1)]	8.3	7.2	7.9	8.7	7.3	15.5	14.0
Investment spread and other investment income	**64.7**	**65.3**	**65.7**	**59.6**	**52.1**	**130.0**	**106.0**
Net underwriting gain (loss) and other revenue							
Fee Revenue/Premiums	458.7	459.9	460.8	492.3	504.3	918.6	992.7
Net Mortality, including Reinsurance	(309.0)	(309.1)	(244.8)	(326.4)	(299.4)	(618.1)	(627.4)
Reserve Change/Other	(59.0)	(62.6)	(78.3)	(72.5)	(81.0)	(121.6)	(154.7)
Total net underwriting gain (loss) and other revenue	**90.7**	**88.2**	**137.7**	**93.4**	**123.9**	**178.9**	**210.5**

[(1)] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

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Voya Financial Page 38 of 70

Individual Life Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/15 3/31/15 12/31/14 9/30/14 6/30/14 6/30/15 6/30/14

Operating revenues

Net investment income and net realized gains (losses) 220.8 222.4 223.5 226.3 215.5 443.2 435.3

Fee income 287.0 295.3 273.2 269.3 285.5 582.3 569.1

Premiums 151.4 146.6 145.1 179.1 191.7 298.0 375.4

Other revenue 3.7 4.5 4.8 4.4 7.2 8.2 12.3

Total operating revenues 662.9 668.8 646.6 679.1 699.9 1,331.7 1,392.1

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders (495.8) (490.6) (455.7) (632.8) (499.3) (986.4) (1,027.1)

Operating expenses (85.4) (92.3) (83.5) (88.7) (91.3) (177.7) (187.0)

Net amortization of DAC/VOBA (44.0) (42.5) (4.4) 82.2 (45.9) (86.5) (83.5)

Interest expense - - - - - - -

Total operating benefits and expenses (625.2) (625.4) (543.6) (639.3) (636.5) (1,250.6) (1,297.6)

Operating earnings before income taxes 37.7 43.4 103.0 39.8 63.4 81.1 94.5

Page 39 of 70

Voya Financial
Individual Life Key Metrics

(in millions USD)	Three Months Ended 6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	Year-to-Date 6/30/15	6/30/14
Sales by Product Line							
Guaranteed	-	-	0.1	-	-	-	-
Accumulation	1.0	1.6	2.3	2.6	2.1	2.6	4.9
Indexed	15.5	14.4	12.6	16.0	13.3	29.9	21.2
Total Universal life	**16.5**	**16.0**	**15.0**	**18.6**	**15.4**	**32.5**	**26.1**
Variable life	1.7	1.0	3.4	1.4	1.5	2.7	2.4
Term	5.1	4.9	5.9	6.8	8.1	10.0	15.3
Whole life	-	-	-	-	-	-	0.1
Total sales by product line	**23.3**	**21.9**	**24.3**	**26.8**	**25.0**	**45.2**	**43.9**
Gross premiums and deposits by product:							
Interest sensitive	282.5	297.2	295.5	292.5	291.5	579.7	567.5
Non - interest sensitive	187.8	177.7	184.1	218.8	232.7	365.5	456.3
Total gross premiums and deposits [1]	**470.2**	**475.0**	**479.6**	**511.3**	**524.2**	**945.2**	**1,023.8**
Applications							
New business policy count (Paid)	5,607	5,407	6,380	7,452	8,837	11,014	16,716
End of Period:							
In-force face amount (by product) [1]							
Universal life	77,736	77,580	77,798	77,867	77,948	77,736	77,948
Variable life	25,668	26,100	26,432	26,806	27,250	25,668	27,250
Term	364,618	367,382	369,498	491,344	493,570	364,618	493,570
Whole life	2,002	2,054	2,087	2,110	2,145	2,002	2,145
Total In-force Face	**470,023**	**473,115**	**475,816**	**598,128**	**600,914**	**470,023**	**600,914**
In-force policy count (in whole numbers) [1]							
Universal life	274,989	277,713	280,722	283,349	286,236	274,989	286,236
Variable life	60,632	61,629	62,609	63,597	64,569	60,632	64,569
Term	639,932	644,643	648,634	822,955	826,465	639,932	826,465
Whole life	128,103	130,246	132,806	135,450	138,054	128,103	138,054
Total Policy Counts	**1,103,656**	**1,114,231**	**1,124,771**	**1,305,351**	**1,315,324**	**1,103,656**	**1,315,324**
Assets under management [1]							
General account	13,032.3	13,035.7	12,995.3	13,424.2	13,381.3	13,032.3	13,381.3
Separate account	2,696.6	2,738.3	2,713.0	2,694.5	2,761.6	2,696.6	2,761.6
Total	**15,728.9**	**15,774.0**	**15,708.3**	**16,118.7**	**16,142.9**	**15,728.9**	**16,142.9**

[1] Excludes amounts transferred to third parties through reinsurance transactions

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VOYA FINANCIAL

Employee Benefits

Page 41 of 70

Voya Financial
Employee Benefits Sources of Operating Earnings

(in millions USD)	Three Months Ended 6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	Year-to-Date 6/30/15	6/30/14
Sources of operating earnings before income taxes:							
Investment spread and other investment income	12.8	11.0	12.5	14.3	11.4	23.8	22.3
Net underwriting gain (loss) and other revenue	104.2	102.8	111.7	88.3	91.5	207.0	174.6
Administrative expenses	(47.5)	(45.9)	(43.5)	(40.0)	(42.0)	(93.4)	(86.7)
Trail commissions	(26.7)	(22.7)	(20.2)	(21.0)	(18.9)	(49.4)	(42.3)
DAC/VOBA and other intangibles amortization, excluding unlocking	(4.2)	(3.9)	(3.3)	(3.2)	(2.4)	(8.1)	(6.8)
DAC/VOBA and other intangibles unlocking	(0.9)	(0.7)	-	(1.4)	(1.8)	(1.6)	(6.4)
Operating earnings before income taxes	**37.7**	**40.6**	**57.2**	**37.0**	**37.8**	**78.3**	**54.7**
Gross Investment Income							
Fixed income	24.5	24.8	25.0	25.6	25.3	49.3	50.0
Limited partnership income	0.1	-	0.1	0.6	0.3	0.1	0.7
Prepayment fee income	1.3	0.1	0.8	0.7	0.4	1.4	0.5
Total gross investment income	**25.9**	**24.9**	**25.9**	**26.9**	**26.0**	**50.8**	**51.2**
Investment expenses	(0.8)	(0.8)	(0.8)	(0.7)	(0.7)	(1.6)	(1.5)
Credited interest	(15.2)	(15.4)	(15.3)	(14.9)	(16.4)	(30.6)	(32.2)
Net margin	**9.9**	**8.7**	**9.8**	**11.3**	**8.9**	**18.6**	**17.5**
Other investment income [1]	2.9	2.3	2.7	3.0	2.5	5.2	4.8
Investment spread and other investment income	**12.8**	**11.0**	**12.5**	**14.3**	**11.4**	**23.8**	**22.3**
Group life							
Premiums	122.5	116.1	114.1	111.9	115.7	238.6	229.0
Benefits	(90.6)	(86.1)	(82.4)	(84.3)	(86.4)	(176.7)	(179.3)
Other [2]	(2.4)	(1.9)	(2.5)	(2.3)	(1.8)	(4.3)	(3.9)
Total	**29.5**	**28.1**	**29.2**	**25.3**	**27.5**	**57.6**	**45.8**
Loss Ratio (Interest adjusted)	**74.0%**	**74.2%**	**72.2%**	**75.4%**	**74.7%**	**74.1%**	**78.3%**
Group stop loss							
Premiums	193.5	192.9	167.4	164.1	164.0	386.4	327.9
Benefits	(139.8)	(135.7)	(103.7)	(118.4)	(118.5)	(275.5)	(237.1)
Other [2]	(0.2)	(2.6)	(1.4)	(0.8)	(0.9)	(2.8)	(2.3)
Total	**53.5**	**54.6**	**62.4**	**44.9**	**44.6**	**108.1**	**88.5**
Loss Ratio	**72.2%**	**70.4%**	**61.9%**	**72.1%**	**72.2%**	**71.3%**	**72.3%**
Voluntary Benefits, Disability, and Other	**21.1**	**20.2**	**20.0**	**18.3**	**19.5**	**41.3**	**40.5**
Net underwriting gain (loss) and other revenue	**104.2**	**102.8**	**111.7**	**88.3**	**91.5**	**207.0**	**174.6**

[1] Includes investment income on assets backing surplus that has been allocated from the corporate segment.

[2] Other includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

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Voya Financial Page 42 of 70

Employee Benefits Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/15 3/31/15 12/31/14 9/30/14 6/30/14 6/30/15 6/30/14

Operating revenues

Net investment income and net realized gains (losses) 28.0 26.5 27.8 29.1 27.7 54.5 54.4

Fee income 15.5 15.8 15.4 23.9 14.7 31.3 30.3

Premiums 334.4 330.0 303.4 293.7 302.8 664.4 599.1

Other revenue (1.7) (1.4) (0.9) (0.8) (2.7) (3.1) (2.4)

Total operating revenues 376.2 370.9 345.7 345.9 342.5 747.1 681.4

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders (260.1) (255.4) (220.9) (235.7) (239.6) (515.5) (484.1)

Operating expenses (73.3) (70.3) (64.5) (60.9) (60.9) (143.6) (129.3)

Net amortization of DAC/VOBA (5.1) (4.6) (3.1) (12.3) (4.2) (9.7) (13.3)

Total operating benefits and expenses (338.5) (330.3) (288.5) (308.9) (304.7) (668.8) (626.7)

Operating earnings before income taxes 37.7 40.6 57.2 37.0 37.8 78.3 54.7

Voya Financial Page 43 of 70

Employee Benefits Key Metrics

Three Months Ended Year-to-Date

(in millions USD) 6/30/15 3/31/15 12/31/14 9/30/14 6/30/14 6/30/15 6/30/14

Sales

Group life (Basic / Sup / AD&D) 6.0 36.6 5.4 7.2 4.1 42.6 41.6

Group stop loss 21.9 203.0 11.6 21.8 9.4 224.9 191.8

Disability 0.2 6.9 1.2 1.0 0.7 7.1 9.3

Association (Life, DI, PAI) 2.0 11.2 4.5 - 0.7 13.2 0.7

Other (PAI) - 0.6 0.1 0.3 - 0.6 1.0

Total group products 30.1 258.3 22.8 30.3 14.9 288.4 244.4

Voluntary products 10.6 14.5 9.0 5.2 4.3 25.1 26.6

Total sales by product line 40.7 272.8 31.8 35.5 19.2 313.5 271.0

Total gross premiums and deposits 383.4 374.6 342.4 340.6 348.3 758.0 691.2

Total annualized in-force premiums 1,579.8 1,564.7 1,406.4 1,398.2 1,396.7 1,579.8 1,396.7

Assets under management (EOP)

General account 1,798.9 1,755.4 1,761.1 1,780.8 1,791.3 1,798.9 1,791.3

Separate account 15.7 16.1 16.1 16.0 16.2 15.7 16.2

Total 1,814.6 1,771.5 1,777.2 1,796.8 1,807.5 1,814.6 1,807.5

Corporate

Voya Financial Page 45 of 70

Corporate Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/15 3/31/15 12/31/14 9/30/14 6/30/14 6/30/15 6/30/14

Interest expense (49.9) (48.0) (47.5) (46.8) (46.7) (97.9) (93.7)

Amortization of intangibles (9.2) (9.2) (9.2) (9.2) (8.6) (18.4) (17.2)

Strategic investment program (1) (13.1) - - - - (13.1) -

Other (2) 18.9 9.0 9.0 8.9 17.0 27.9 35.3

Operating earnings before income taxes (53.3) (48.2) (47.7) (47.1) (38.3) (101.5) (75.6)

(1) On June 2, 2015, we announced that we would undertake a strategic investment program over the next four years as it relates to IT simplification, digital and analytics, and cross-enterprise initiatives.

(2) The three months ended 3/31/14 and 6/30/14 include $(1.8) million and $5.8 million of net investment income from Lehman Recovery, respectively.

Closed Blocks (Variable Annuity and Other)

Voya Financial
Closed Block ISP and Other Operating Earnings

Page 47 of 70

(in millions USD)	Three Months Ended 6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	Year-to-Date 6/30/15	6/30/14
Closed Block Institutional Spread Products	3.2	5.1	(1.0)	8.5	6.6	8.3	12.0
Closed Block Other	0.8	8.7	3.8	2.0	3.9	9.5	(0.6)
Operating earnings before income taxes	**4.0**	**13.8**	**2.8**	**10.5**	**10.5**	**17.8**	**11.4**

Closed Block Institutional Spread Products	Three Months Ended 6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	Year-to-Date 6/30/15	6/30/14
Operating revenues							
Net investment income and net realized gains (losses)	13.8	15.0	20.6	18.4	16.6	28.8	33.8
Premiums	-	-	0.5	0.6	0.6	-	1.2
Other revenue	(0.3)	(0.1)	(0.2)	(0.4)	(0.2)	(0.4)	(0.4)
Total operating revenues	**13.5**	**14.9**	**20.9**	**18.6**	**17.0**	**28.4**	**34.6**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(7.7)	(7.2)	(19.5)	(7.5)	(7.5)	(14.9)	(16.3)
Operating expenses	(2.6)	(2.6)	(2.3)	(2.5)	(2.8)	(5.2)	(6.1)
Net amortization of DAC/VOBA	-	-	(0.1)	(0.1)	(0.1)	-	(0.2)
Total operating benefits and expenses	**(10.3)**	**(9.8)**	**(21.9)**	**(10.1)**	**(10.4)**	**(20.1)**	**(22.6)**
Operating earnings before income taxes	**3.2**	**5.1**	**(1.0)**	**8.5**	**6.6**	**8.3**	**12.0**

Closed Block Other	Three Months Ended 6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	Year-to-Date 6/30/15	6/30/14
Operating revenues							
Net investment income and net realized gains (losses)	2.5	5.5	5.7	6.0	6.2	8.0	12.1
Premiums	0.1	1.2	1.1	0.6	0.9	1.3	2.8
Other revenue	(0.1)	0.3	-	0.2	(0.1)	0.2	0.1
Total operating revenues	**2.5**	**7.0**	**6.8**	**6.8**	**7.0**	**9.5**	**15.0**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(0.8)	3.4	(1.1)	(0.4)	(1.4)	2.6	(8.1)
Operating expenses	(0.9)	(1.7)	(1.9)	(4.4)	(1.7)	(2.6)	(7.5)
Total operating benefits and expenses	**(1.7)**	**1.7**	**(3.0)**	**(4.8)**	**(3.1)**	**-**	**(15.6)**
Operating earnings before income taxes	**0.8**	**8.7**	**3.8**	**2.0**	**3.9**	**9.5**	**(0.6)**

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VOYA FINANCIAL

Page 48 of 70

Voya Financial
Closed Block Variable Annuity Income (Loss) before income taxes

(in millions USD)	Three Months Ended 6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	Year-to-Date 6/30/15	6/30/14
Revenues							
Net investment income	54.7	50.9	46.5	43.0	38.9	105.6	73.7
Fee income	291.2	288.0	302.9	316.2	315.8	579.2	632.6
Premiums	164.3	89.2	303.0	76.0	93.0	253.5	143.2
Net realized gains (losses)	145.5	(166.2) R	(462.3) R	227.1 R	(337.4) R	(20.7)	(454.5) R
Other revenues and premiums	2.8	2.5	3.6	3.3	3.8	5.3	7.7
Total revenues	**658.5**	**264.4**	**193.7**	**665.6**	**114.1**	**922.9**	**402.7**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(351.8)	(168.5)	(376.2)	(429.3)	(62.8)	(520.3)	(189.3)
Operating expenses and interest expense	(110.5)	(112.1)	(116.0)	(116.9)	(118.6)	(222.6)	(240.7)
Net amortization of DAC/VOBA	(15.7)	(13.2)	(18.8)	16.6	(14.8)	(28.9)	(30.6)
Total benefits and expenses	**(478.0)**	**(293.8)**	**(511.0)**	**(529.6)**	**(196.2)**	**(771.8)**	**(460.6)**
Income (loss) before income taxes	**180.5**	**(29.4)**	**(317.3)**	**136.0**	**(82.1)**	**151.1**	**(57.9)**

	Three Months Ended 6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	Year-to-Date 6/30/15	6/30/14
The following table presents notable items that result in volatility in income (loss) before income taxes:							
Net gains (losses) related to incurred guaranteed benefits and guarantee hedge program, excluding nonperformance risk [1]	47.5	(305.1) R	(638.1) R	(319.3) R	(257.7) R	(257.6)	(496.8) R
Gains (losses) related to CHO program [1]	(14.4)	(2.3) R	(65.0) R	(2.0) R	(43.2)	(16.7)	(54.1)
Gain (loss) due to nonperformance risk[1]	(68.2)	56.0 R	152.1 R	171.3 R	(29.2) R	(12.2)	4.3 R
Net investment gains (losses) [1]	-	1.5	1.1	(0.2)	(0.7)	1.5	(1.3)
DAC/VOBA and other intangibles unlocking and loss recognition	(2.6)	0.3	(5.4)	37.8	1.6	(2.3)	2.0

[1] Amounts exclude net amortization of DAC/VOBA and other intangibles.
R Revised

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Voya Financial Page 49 of 70 Closed Block Variable Annuity Death and Living Benefits

Balances as of

(in millions USD) 6/30/15 3/31/15 12/31/14 9/30/14 6/30/14

Death and living benefits-account value

GMAB/GMWB 709 749 777 810 873 GMIB 12,962 13,796 14,027 14,828 15,641 GMWBL 15,248 15,766 15,804 15,921 16,548 No living benefits 9,929 10,326 10,469 10,626 11,106

Total (1) 38,848 40,637 41,077 42,185 44,168

Net amount at risk (after reinsurance)

Total DB NAR 5,203 4,895 5,048 5,263 4,753

GMAB/GMWB 16 15 17 18 17 GMIB(2)

2,389 2,469 2,361 2,270 1,885 GMWBL(2)

1,271 1,646 1,324 902 695

Total LB NAR 3,676 4,130 3,702 3,190 2,597

(1) Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business (2) GMIB and GMWBL values represent discounted net amount at risk

Voya Financial Page 50 of 70 Closed Block Variable Annuity AUM Rollforward

Three Months Ended Year-to-Date

6/30/15 3/31/15 12/31/14 9/30/14 6/30/14 6/30/15 6/30/14

(in millions USD)

Products in accumulation phase:

Balance as of beginning of period 40,691.9 41,132.0 42,238.2 44,223.4 44,022.8 41,132.0 44,788.2 Deposits 33.9 34.0 34.5 34.9 47.4 67.9 101.0 Surrenders, benefits, and product charges (1,439.4) (1,229.5) (1,789.6) (1,260.1) (1,309.6) (2,668.9) (2,544.0) Net cash flow (1,405.5) (1,195.5) (1,755.1) (1,225.2) (1,262.2) (2,601.0) (2,443.1) Interest credited and investment performance (383.8) 755.4 648.9 (760.0) 1,462.8 371.6 1,878.2

Balance as of end of period 38,902.6 40,691.9 41,132.0 42,238.2 44,223.4 38,902.6 44,223.4

End of period contracts in payout status 2,676.8 2,275.8 2,082.2 1,312.0 1,167.0 2,676.8 1,167.0

Total balance as of end of period (1) 41,579.4 42,967.7 43,214.2 43,550.2 45,390.4 41,579.4 45,390.4

Assets Under Management

General account 3,128.7 2,739.0 2,556.3 1,795.2 1,651.4 3,128.7 1,651.4 Separate account 38,450.7 40,228.7 40,657.9 41,755.0 43,739.0 38,450.7 43,739.0

Total (1) 41,579.4 42,967.7 43,214.2 43,550.2 45,390.4 41,579.4 45,390.4

(1) Includes products in accumulation and payout phase, Policy Loans, and Life Insurance Business

Investment Information

Page 52 of 70

Voya Financial
Portfolio Composition

(in millions USD)	6/30/15 Amount	6/30/15 % of Total	3/31/15 Amount	3/31/15 % of Total	12/31/14 Amount	12/31/14 % of Total	9/30/14 Amount	9/30/14 % of Total	6/30/14 Amount	6/30/14 % of Total
	Balances as of									
Composition of Investment Portfolio										
Fixed maturities, available for sale, at fair value, before consolidation	68,162.5		71,417.4		69,910.3		70,180.5		70,948.8	
CLOs Adjustments [1]	(61.6)		(42.4)		(46.6)		(43.2)		(56.9)	
VOEs Adjustments [1]	61.6		42.4		46.6		18.4		32.4	
Fixed maturities, available for sale, at fair value, after consolidation	68,162.5	77.2%	71,417.4	76.8%	69,910.3	77.0%	70,155.7	78.1%	70,924.3	78.9%
Fixed maturities, at fair value using the fair value option	3,568.1	4.0%	3,675.3	3.9%	3,564.5	3.9%	3,557.8	4.0%	3,538.7	3.9%
Equity securities, available for sale, at fair value	279.6	0.3%	283.6	0.3%	271.8	0.3%	270.5	0.3%	273.5	0.3%
Short-term investments	1,064.5	1.2%	1,615.5	1.7%	1,711.4	1.9%	1,173.1	1.3%	775.9	0.9%
Mortgage loans on real estate	10,366.7	11.7%	10,194.5	11.0%	9,794.1	10.8%	9,949.7	11.1%	9,491.4	10.6%
Policy loans	2,034.1	2.3%	2,074.1	2.2%	2,104.0	2.3%	2,104.2	2.3%	2,113.7	2.4%
Limited partnerships/corporations, before consolidation	1,186.4		1,066.7		1,057.6		1,080.9		1,036.9	
VOEs Adjustments [1]	(714.6)		(691.2)		(694.4)		(732.7)		(693.0)	
Limited partnerships/corporations, after consolidation	471.8	0.5%	375.5	0.4%	363.2	0.4%	348.2	0.4%	343.9	0.4%
Derivatives	1,429.3	1.6%	2,127.0	2.3%	1,819.6	2.0%	1,136.8	1.3%	1,094.6	1.2%
Other investments	93.3	0.1%	97.0	0.1%	110.3	0.1%	106.8	0.1%	120.2	0.1%
Securities pledged to creditors	976.5	1.1%	1,209.7	1.3%	1,184.6	1.3%	1,021.6	1.1%	1,145.1	1.3%
Total investments, after consolidation	**88,446.4**	**100.0%**	**93,069.6**	**100.0%**	**90,833.8**	**100.0%**	**89,824.4**	**100.0%**	**89,821.3**	**100.0%**
Fixed Maturity Securities - Security Sector [2]										
U.S. Government agencies and authorities	3,652.3	5.0%	4,223.3	5.6%	4,339.9	5.8%	4,649.4	6.2%	5,231.4	6.9%
U.S. Corporate - Public	34,049.2	46.8%	36,204.0	47.4%	34,343.7 R	46.0%	33,984.0	45.4%	34,203.7	45.2%
U.S. Corporate - Private	6,405.9	8.8%	6,155.3	8.1%	6,397.1 R	8.7%	6,094.2	8.2%	6,025.6	8.0%
Foreign Government / Agency	884.5	1.2%	911.3	1.2%	891.3	1.2%	897.0	1.2%	927.9	1.2%
Foreign Corporate - Public	7,544.0	10.4%	7,770.6	10.2%	7,497.9	10.0%	7,719.8	10.3%	7,649.0	10.1%
Foreign Corporate - Private	7,805.6	10.7%	8,031.1	10.5%	8,055.0	10.8%	8,400.7	11.3%	8,440.0	11.2%
State, municipalities and political subdivisions	840.6	1.2%	798.1	1.0%	694.4	0.9%	454.8	0.6%	367.0	0.5%
Residential mortgaged-backed securities:										
CMO-B Agency	3,323.4	4.6%	3,416.5	4.5%	3,310.2	4.4%	3,080.0	4.1%	3,017.5	3.9%
CMO-B Non-Agency	346.6	0.5%	391.8	0.5%	393.3	0.5%	391.4	0.5%	419.2	0.6%
Agency	1,789.2	2.5%	1,992.9	2.6%	2,153.6	2.9%	2,376.8	3.2%	2,544.7	3.4%
Non-Agency [3]	1,194.8	1.6%	1,273.9	1.7%	1,333.5	1.8%	1,408.1	1.9%	1,465.3	1.9%
Total Residential mortgage-backed securities	**6,654.0**	**9.2%**	**7,075.1**	**9.3%**	**7,190.6**	**9.7%**	**7,256.3**	**9.7%**	**7,446.7**	**9.8%**
Commercial mortgage-backed securities	3,987.7	5.5%	4,185.9	5.5%	4,188.2	5.6%	4,030.8	5.4%	3,911.1	5.2%
Other asset-backed securities [3]	883.3	1.2%	947.7	1.2%	1,061.3	1.4%	1,248.1	1.7%	1,405.7	1.9%
Total fixed maturities, including securities pledged [5]	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**
Fixed Maturity Securities - Contractual Maturity Dates										
Due to mature:										
Due in one year or less	1,825.8	2.5%	2,091.4	2.7%	2,218.5	3.0%	2,362.3	3.2%	2,244.1	3.0%
Due after one year through five years	13,257.7	18.2%	13,448.4	17.6%	13,199.4	17.7%	13,484.2	18.0%	14,196.3	18.8%
Due after five years through ten years	20,720.6	28.5%	21,582.6	28.3%	20,935.9	28.0%	21,719.0	29.1%	21,912.8	29.0%
Due after ten years	25,378.0	34.9%	26,971.3	35.4%	25,865.5	34.6%	24,634.4	32.9%	24,491.4	32.3%
CMO-B	3,670.0	5.1%	3,808.3	5.0%	3,703.5	5.0%	3,471.4	4.6%	3,436.7	4.5%
Mortgage-backed securities	6,971.7	9.6%	7,452.7	9.8%	7,675.3	10.3%	7,815.7	10.5%	7,921.1	10.5%
Other asset-backed securities [3]	883.3	1.2%	947.7	1.2%	1,061.3	1.4%	1,248.1	1.7%	1,405.7	1.9%
Total fixed maturities, including securities pledged	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**
Fixed Maturity Securities - NAIC Quality Designation										
NAIC Quality Designation										
1	40,955.0	56.3%	43,273.9	56.7%	42,566.5	56.9%	42,099.3	56.3%	42,638.8	56.3%
2	28,559.2	39.3%	29,736.5	39.0%	28,903.0	38.7%	29,140.6	39.0%	29,511.1	39.0%
3	2,645.6	3.6%	2,702.0	3.5%	2,594.4	3.5%	2,855.2	3.8%	2,839.0	3.8%
4	324.1	0.4%	342.2	0.4%	344.8	0.5%	393.4	0.5%	360.5	0.5%
5	36.8	0.1%	43.6	0.1%	55.2	0.1%	59.1	0.1%	63.4	0.1%
6	186.4	0.3%	204.2	0.3%	195.5	0.3%	187.5	0.3%	195.3	0.3%
Total fixed maturities, including securities pledged [4] [5]	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**
Fixed Maturity Securities - ARO Quality Rating										
ARO Quality Rating										
AAA	12,814.2	17.6%	14,001.1	18.3%	13,974.3	18.7%	14,233.4	19.0%	14,832.8	19.6%
AA	4,585.4	6.3%	4,896.3	6.4%	4,689.0	6.3%	4,620.2	6.2%	4,701.0	6.2%
A	21,447.5	29.5%	22,389.8	29.4%	21,994.7	29.5%	21,561.6	28.9%	21,403.1	28.3%
BBB	29,074.7	40.0%	29,882.3	39.2%	29,092.5	38.9%	29,238.8	39.1%	29,681.4	39.3%
BB	2,982.1	4.1%	3,218.4	4.2%	2,943.5	4.0%	3,092.1	4.1%	2,960.9	3.9%
B and below	1,803.2	2.5%	1,914.5	2.5%	1,965.4	2.6%	1,989.0	2.7%	2,028.9	2.7%
Total fixed maturities, including securities pledged [5]	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**

[1] Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

[2] Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.

[3] Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

[4] ARO ratings do not directly translate into NAIC ratings.

[5] Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on The Company's balance sheet. Refer to page in "Additional Information" section.

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Voya Financial
Portfolio Results

(in millions USD)	Three Months Ended										Year to Date			
	6/30/15		3/31/15		12/31/14		9/30/14		6/30/14		6/30/15		6/30/14	
Operating investment income and annualized yield [5]	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities [1]	830.2	5.04%	829.5	5.03%	835.1	5.05%	836.4	5.04%	827.5	4.99%	1,659.7	5.03%	1,671.3	5.00%
Equity securities	1.1	1.97%	2.7	3.93%	3.1	4.64%	2.3	3.38%	3.6	5.68%	3.8	2.97%	7.4	5.66%
Mortgage loans	120.3	4.80%	119.0	4.88%	118.4	4.92%	119.2	5.04%	114.8	5.03%	239.3	4.84%	229.2	5.05%
Limited partnerships	21.8	7.64%	13.8	5.29%	5.9	2.26%	47.4	19.20%	36.2	14.98%	35.6	6.53%	67.6	15.20%
Policy loans	26.9	5.44%	27.6	5.48%	27.8	5.42%	27.9	5.45%	27.5	5.34%	54.5	5.45%	55.5	5.38%
Short-term investments	0.7	0.10%	0.9	0.11%	0.6	0.10%	0.9	0.17%	0.7	0.17%	1.6	0.10%	1.5	0.15%
Derivatives [1]	9.3	N/A	8.9	N/A	7.2	N/A	3.5	N/A	1.7	N/A	18.2	N/A	3.0	N/A
Pre payment fee income	16.1	0.08%	38.3	0.18%	58.0	0.28%	31.6	0.15%	21.4	0.10%	54.4	0.13%	28.9	0.07%
Other assets	(0.2)	N/A	1.3	N/A	(2.7)	N/A	3.1	N/A	(2.2)	N/A	1.1	N/A	3.3	N/A
Gross investment income before expenses and fees	**1,026.2**	**4.98%**	**1,042.0**	**5.05%**	**1,053.4**	**5.18%**	**1,072.3**	**5.28%**	**1,031.2**	**5.12%**	**2,068.2**	**5.02%**	**2,067.7**	**5.09%**
Expenses and fees	(39.7)	-0.20%	(39.5)	-0.19%	(39.0)	-0.20%	(41.9)	-0.21%	(39.7)	-0.20%	(79.2)	-0.20%	(80.0)	-0.20%
Total investment income and annualized yield	**986.5**	**4.78%**	**1,002.5**	**4.86%**	**1,014.4**	**4.98%**	**1,030.4**	**5.07%**	**991.5**	**4.92%**	**1,989.0**	**4.82%**	**1,987.7**	**4.89%**
Less: Closed Block Variable Annuity (CBVA) investment income net of expenses and fees	54.7		50.9		46.5		43.0		38.9		105.6		73.7	
Total investment income, excluding CBVA	**931.8**		**951.6**		**967.9**		**987.4**		**952.6**		**1,883.4**		**1,914.0**	
Trading Gains/Losses [5]														
Fixed maturities	1.4		5.1		(1.7)		15.9		(0.4)		6.5		15.7	
Equity securities	(0.3)		0.1		-		0.1		0.7		(0.2)		18.8	
Mortgage loans	0.9		0.1		0.5		(0.1)		-		1.0		0.4	
Other investments	0.6		0.2		2.2		(10.1)		29.5		0.8		28.5	
Total Trading Gains/Losses, excluding CBVA	**2.6**		**5.5**		**1.0**		**5.8**		**29.8**		**8.1**		**63.4**	
Impairments [5]														
Fixed maturities	(7.3)		(3.5)		(6.4)		(7.0)		(2.4)		(10.8)		(4.7)	
Equity securities	-		(0.1)		0.1		-		-		(0.1)		(1.0)	
Mortgage loans	-		-		-		-		-		-		-	
Other investments	-		-		(0.1)		-		-		-		-	
Total Impairments, excluding CBVA	**(7.3)**		**(3.6)**		**(6.4)**		**(7.0)**		**(2.4)**		**(10.9)**		**(5.7)**	
Fair Value Adjustments [2]	**8.9**		**65.4**		**50.6**		**6.6**		**64.9**		**74.3**		**124.6**	
Derivatives, including Change in Fair Value of Derivatives related to Guaranteed Benefits, excluding CBVA	**20.9**		**(67.5)**		**(27.5)**		**90.9**		**(49.5)**		**(46.6)**		**(113.6)**	
Net Realized Investment Gains (losses) and Net Guaranteed Benefit Hedging Gains (losses), excluding CBVA [5]	**25.1**		**(0.2)**		**17.7**		**96.3**		**42.8**		**24.9**		**68.7**	
CBVA Investment Income and Realized Capital Gains (Losses)	**200.2**		**(115.3)**		**(415.8)**		**270.1**		**(298.5)**		**84.9**		**(380.8)**	
Businesses exited through reinsurance [3]	**(40.2)**		**37.3**		**67.1**		**(1.4)**		**62.9**		**(2.9)**		**79.3**	
Consolidation/eliminations [4]	**16.8**		**41.7**		**34.5**		**(2.8)**		**(3.4)**		**58.5**		**34.2**	
Total Investment Income and Realized Capital Gains (Losses)	**1,133.7**		**915.1**		**671.4**		**1,349.6**		**756.4**		**2,048.8**		**1,715.4**	

[1] Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
[2] Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
[3] Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
[4] Consolidation/eliminations includes:
-The impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company;
-The elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment;
-Other intersegment eliminations.
[5] Investment results related to businesses exited through reinsurance are excluded.

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Voya Financial
Alternative Investment Income

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Retirement							
Average alternative investments	414.8	349.1	341.0	346.0	288.5	382.0	277.6
Alternative investment income	8.6	2.5	1.9	12.8	7.0	11.1	14.1
Annuities							
Average alternative investments	260.9	231.4	214.3	214.4	190.4	246.2	184.9
Alternative investment income	5.0	1.3	2.9	10.3	5.4	6.3	11.8
Investment Management							
Average alternative investments	185.7	148.3	146.9	145.6	146.9	167.0	144.3
Alternative investment income	3.4	6.1	(4.6)	9.0	8.0	9.5	15.3
Individual Life							
Average alternative investments	173.6	155.8	156.8	156.0	135.3	164.7	129.6
Alternative investment income	3.7	1.1	2.0	8.2	4.1	4.8	9.6
Employee Benefits							
Average alternative investments	42.0	34.7	33.5	33.2	27.0	38.4	25.6
Alternative investment income	0.9	0.2	0.2	1.5	0.7	1.1	1.5
Total Ongoing Business							
Average alternative investments	**1,077.0**	**919.3**	**892.5**	**895.2**	**788.1**	**998.3**	**762.0**
Alternative investment income	**21.6**	**11.2**	**2.4**	**41.8**	**25.2**	**32.8**	**52.3**
Corporate [(1)]							
Average alternative investments	-	109.8	109.2	108.0	106.0	54.9	104.9
Alternative investment income	-	2.8	3.7	3.7	4.2	2.8	4.2
Closed Blocks [(2)]							
Average alternative investments	30.5	23.4	30.0	38.0	35.0	27.0	32.4
Alternative investment income	0.7	0.2	0.2	1.6	1.3	0.9	1.3
Total Consolidated [(3)]							
Average alternative investments	**1,107.5**	**1,052.5**	**1,031.7**	**1,041.2**	**929.1**	**1,080.2**	**899.3**
Alternative investment income	**22.3**	**14.2**	**6.3**	**47.1**	**30.7**	**36.5**	**30.7**

[(1)] Effective in the second quarter of 2015, approximately $110 million of alternative assets previously allocated to excess capital in the Corporate Segment is now allocated to all segments in proportion to each segment's target statutory capital.

[(2)] Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

[(3)] Alternative investment income excludes the net investment income from Lehman Recovery/LIHTC in the 6/30/14 and 3/31/14.

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Voya Financial
Unrealized Gains (Losses)

(in millions USD)

Fixed Maturities, available for sale (including securities pledged)
Aging Schedule

	Balances as of									
	6/30/15		3/31/15		12/31/14		9/30/14		6/30/14	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Less than 20%	(703.7)	93.6%	(206.2)	85.7%	(294.0)	90.8%	(344.5)	98.7%	(282.1)	97.6%
20% or more for less than six months	(32.6)	4.3%	(30.9)	12.8%	(26.5)	8.2%	(0.6)	0.2%	(0.5)	0.2%
20% or more for six months or greater	(15.6)	2.1%	(3.6)	1.5%	(3.1)	1.0%	(4.0)	1.1%	(6.4)	2.2%
Total Unrealized Loss	**(751.9)**	**100.0%**	**(240.7)**	**100.0%**	**(323.6)**	**100.0%**	**(349.1)**	**100.0%**	**(289.0)**	**100.0%**
Total Unrealized Gain	**4,432.3**		**7,018.0**		**6,168.4**		**5,591.4**		**6,266.5**	
Net Unrealized Gain/Loss	**3,680.4**		**6,777.3**		**5,844.8**		**5,242.3**		**5,977.5**	

Fixed Maturities Securities - Security Sector - Net Unrealized Gain/(Loss) [(1)]

	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
US Treasuries and US government agencies and authorities	502.6	775.0	684.8	466.6	450.1
US Corporate - Public	1,566.1	3,490.3	2,928.1 [R]	2,462.4	2,818.5
US Corporate - Private	204.9	415.4	387.2 [R]	372.6	458.6
Foreign Government / Agency	26.4	46.4	33.0	34.4	44.0
Foreign Corporate - Public	218.9	509.7	381.2	454.2	563.6
Foreign Corporate - Private	380.6	547.1	498.4	551.0	648.6
State, municipalities, and political subdivisions	1.2	43.8	34.9	20.0	22.3
Residential mortgaged-backed securities:					
CMO-B Agency	368.4	385.3	366.7	365.7	392.6
CMO-B Non-Agency	105.6	123.1	121.8	116.1	123.6
Agency	31.0	51.6	41.3	27.8	33.6
Non-Agency	77.7	77.5	73.6	78.7	74.6
Total Residential mortgage-backed securities	**582.7**	**637.5**	**603.4**	**588.3**	**624.4**
Commercial Mortgage-Backed Securities	179.1	288.9	271.9	269.3	314.9
Other Asset-Backed Securities [(1)]	17.9	23.2	21.9	23.5	32.5
Total Net Unrealized Gain/Loss	**3,680.4**	**6,777.3**	**5,844.8**	**5,242.3**	**5,977.5**

(1) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
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Voya Financial
Asset Backed Securities

(in millions USD)

RMBS Balances by Collateral Type

	Balances as of									
	6/30/15		3/31/15		12/31/14		9/30/14		6/30/14	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Prime Agency	5,105.1	4,641.1	5,401.7	4,894.0	5,456.0	4,974.9	5,448.6	4,979.8	5,554.0	5,054.8
Prime / Non-Agency	671.4	545.3	751.1	607.4	776.8	632.2	906.2	761.1	959.6	806.0
Alt-A RMBS	367.0	313.6	392.8	334.7	408.7	351.7	325.7	269.1	337.7	279.6
Subprime Mortgage-Backed Securities	510.5	468.0	529.5	487.5	549.1	512.6	575.8	539.8	595.4	562.6
Total [1] [2]	**6,654.0**	**5,968.0**	**7,075.1**	**6,323.6**	**7,190.6**	**6,471.4**	**7,256.3**	**6,549.8**	**7,446.7**	**6,703.0**

CMBS Balances by Year of Origination

	Balances as of									
	6/30/15		3/31/15		12/31/14		9/30/14		6/30/14	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2015	115.5	118.7	66.3	64.8	-	-	-	-	-	-
2014	631.9	623.9	687.5	639.5	640.4	613.1	384.2	377.1	181.4	176.8
2013	516.5	488.2	542.1	487.6	513.4	476.8	427.2	411.5	390.6	375.1
2012	21.4	20.8	22.0	20.7	14.6	13.9	11.0	10.7	11.1	10.7
2011	11.8	11.9	12.2	11.9	9.9	10.0	-	-	-	-
2010	15.6	15.5	16.3	15.8	13.8	13.5	8.4	8.2	8.3	8.3
2008	10.9	9.6	11.0	9.6	11.0	9.5	11.1	9.4	11.4	9.5
2007	1,093.2	1,008.5	1,109.9	1,011.1	1,112.5	1,009.2	1,131.0	1,013.8	1,150.0	1,016.6
2006	1,134.4	1,085.4	1,156.6	1,093.0	1,166.0	1,090.9	1,186.7	1,097.5	1,216.1	1,107.3
2005 and prior	436.5	426.1	562.0	543.0	706.6	679.4	871.2	833.3	942.2	891.9
Total [1] [2]	**3,987.7**	**3,808.6**	**4,185.9**	**3,897.0**	**4,188.2**	**3,916.3**	**4,030.8**	**3,761.5**	**3,911.1**	**3,596.2**

Other ABS Balances by Loan Classification

	Balances as of									
	6/30/15		3/31/15		12/31/14		9/30/14		6/30/14	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Credit Card Receivables	469.7	457.7	527.7	511.4	611.6	597.0	662.9	648.1	638.4	619.0
Automobile Receivables	145.7	145.6	170.5	170.2	182.0	181.8	279.3	278.9	424.5	423.5
CLO's [1]	66.1	64.9	65.1	64.1	63.9	62.8	69.9	67.9	83.1	79.7
Other	201.8	197.2	184.4	178.8	203.8	197.8	236.0	229.7	259.7	251.0
Total [1] [2]	**883.3**	**865.4**	**947.7**	**924.5**	**1,061.3**	**1,039.4**	**1,248.1**	**1,224.6**	**1,405.7**	**1,373.2**

[1] Excludes consolidated CLO's

[2] Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Voya Financial
RMBS Securities Summary

(in millions USD)

RMBS[1]
By Rating and Origination Year
As of June 30, 2015

NAIC Designation	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	5,091.9	4,626.6	447.5	392.8	322.2	276.9	449.9	405.9	6,311.5	5,702.2
2	-	-	33.9	33.5	15.7	14.0	41.1	44.5	90.7	92.0
3	-	-	8.8	7.3	21.9	18.9	3.3	2.6	34.0	28.8
4	13.2	14.5	2.9	0.4	3.6	1.0	14.1	13.6	33.8	29.5
5	-	-	28.9	21.4	-	-	1.3	0.6	30.2	22.0
6	-	-	149.4	89.9	3.6	2.8	0.8	0.8	153.8	93.5
Total by rating [2]	**5,105.1**	**4,641.1**	**671.4**	**545.3**	**367.0**	**313.6**	**510.5**	**468.0**	**6,654.0**	**5,968.0**

ARO Rating	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	5,076.1	4,609.6	6.1	6.0	0.1	0.1	-	-	5,082.3	4,615.7
AA	2.4	2.5	22.0	20.8	0.4	0.4	2.2	2.2	27.0	25.9
A	3.8	4.0	20.3	19.2	2.4	2.1	15.8	16.0	42.3	41.3
BBB	-	-	56.8	56.4	10.6	10.9	30.8	32.5	98.2	99.8
BB	-	-	67.4	61.6	12.1	11.9	44.7	47.6	124.2	121.1
B and below	22.8	25.0	498.8	381.3	341.4	288.2	417.0	369.7	1,280.0	1,064.2
Total by rating [2]	**5,105.1**	**4,641.1**	**671.4**	**545.3**	**367.0**	**313.6**	**510.5**	**468.0**	**6,654.0**	**5,968.0**

Origination Year	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2015	29.3	29.8	-	-	-	-	-	-	29.3	29.8
2014	330.8	327.8	-	-	-	-	-	-	330.8	327.8
2013	902.6	878.6	-	-	-	-	-	-	902.6	878.6
2012	657.8	660.6	-	-	-	-	-	-	657.8	660.6
2011	750.8	723.3	-	-	-	-	-	-	750.8	723.3
2010	591.9	567.4	18.3	17.6	-	-	-	-	610.2	585.0
2009	216.1	213.6	5.6	5.8	-	-	-	-	221.7	219.4
2008	127.1	115.2	-	-	-	-	-	-	127.1	115.2
2007	305.1	272.4	122.3	109.8	82.1	71.1	155.1	132.9	664.6	586.2
2006	368.1	265.5	172.4	106.4	123.0	95.8	139.6	120.3	803.1	588.0
2005 and prior	825.5	586.9	352.8	305.7	161.9	146.7	215.8	214.8	1,556.0	1,254.1
Total by origination year [2]	**5,105.1**	**4,641.1**	**671.4**	**545.3**	**367.0**	**313.6**	**510.5**	**468.0**	**6,654.0**	**5,968.0**

[1] Subprime mortgage-backed securities are included in RMBS under this presentation.
[2] Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Voya Financial
CMBS and Other Asset-Backed Securities Summary

(in millions USD)

CMBS
By Rating and Vintage
As of June 30, 2015

	AAA		AA		A		BBB		BB		B & Below		Total	
Origination Year	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2015	115.5	118.7	-	-	-	-	-	-	-	-	-	-	115.5	118.7
2014	631.9	623.9	-	-	-	-	-	-	-	-	-	-	631.9	623.9
2013	516.5	488.2	-	-	-	-	-	-	-	-	-	-	516.5	488.2
2012	21.4	20.8	-	-	-	-	-	-	-	-	-	-	21.4	20.8
2011	11.8	11.9	-	-	-	-	-	-	-	-	-	-	11.8	11.9
2010	15.3	15.2	0.3	0.3	-	-	-	-	-	-	-	-	15.6	15.5
2008	-	-	-	-	-	-	-	-	10.9	9.6	-	-	10.9	9.6
2007	118.0	111.1	258.0	244.0	148.3	140.8	228.9	201.9	185.6	176.5	154.4	134.2	1,093.2	1,008.5
2006	568.8	557.3	99.4	95.7	189.8	182.9	153.5	144.7	57.2	54.6	65.7	50.2	1,134.4	1,085.4
2005 and prior	149.1	148.1	79.3	78.8	147.9	144.9	18.3	18.0	28.3	25.6	13.6	10.7	436.5	426.1
Total by origination year [3]	**2,148.3**	**2,095.2**	**437.0**	**418.8**	**486.0**	**468.6**	**400.7**	**364.6**	**282.0**	**266.3**	**233.7**	**195.1**	**3,987.7**	**3,808.6**

Other Asset-Backed Securities [1]
By Rating and Classification

As of June 30, 2015

	Credit Card Receivables		Automobile Receivables		CLO's [2]		Other		Total	
ARO Rating	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	469.7	457.7	145.7	145.6	-	-	129.1	124.3	744.5	727.6
AA	-	-	-	-	27.5	26.4	7.1	7.6	34.6	34.0
A	-	-	-	-	38.6	38.5	16.4	16.6	55.0	55.1
BBB	-	-	-	-	-	-	49.2	48.7	49.2	48.7
BB	-	-	-	-	-	-	-	-	-	-
B and below	-	-	-	-	-	-	-	-	-	-
Total by rating [3]	**469.7**	**457.7**	**145.7**	**145.6**	**66.1**	**64.9**	**201.8**	**197.2**	**883.3**	**865.4**

	Credit Card Receivables		Automobile Receivables		CLO's [2]		Other		Total	
NAIC Designation	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	469.7	457.7	145.7	145.6	66.1	64.9	193.3	189.2	874.8	857.4
2	-	-	-	-	-	-	8.4	7.9	8.4	7.9
3	-	-	-	-	-	-	0.1	0.1	0.1	0.1
4	-	-	-	-	-	-	-	-	-	-
5	-	-	-	-	-	-	-	-	-	-
6	-	-	-	-	-	-	-	-	-	-
Total by rating [3]	**469.7**	**457.7**	**145.7**	**145.6**	**66.1**	**64.9**	**201.8**	**197.2**	**883.3**	**865.4**

[1] Subprime asset-backed securities are excluded from Other Asset-Backed Securities and included in Non-Agency RMBS under this presentation.
[2] Excludes consolidated CLO's
[3] Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Voya Financial
Mortgage Loans on Real Estate

(in millions USD)

Mortgage Loans on Real Estate by Region and Property Type

	Balances as of									
	6/30/15		3/31/15		12/31/14		9/30/14		6/30/14	
U.S. Region	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Pacific	2,649.2	25.5%	2,566.5	25.2%	2,395.9	24.6%	2,490.9	25.0%	2,339.7	24.6%
South Atlantic	2,272.3	21.9%	2,214.7	21.7%	2,028.0	20.7%	2,031.3	20.4%	2,032.9	21.4%
Middle Atlantic	1,429.4	13.8%	1,447.0	14.2%	1,402.0	14.3%	1,355.1	13.6%	1,201.8	12.7%
East North Central	1,035.7	10.0%	1,049.5	10.3%	1,030.8	10.5%	1,190.5	12.0%	1,124.2	11.8%
West South Central	1,171.4	11.3%	1,145.7	11.2%	1,147.7	11.7%	1,101.6	11.1%	1,134.3	11.9%
Mountain	867.1	8.4%	852.9	8.4%	832.2	8.5%	837.8	8.4%	809.2	8.5%
West North Central	505.4	4.9%	501.8	4.9%	514.0	5.2%	528.4	5.3%	509.6	5.4%
New England	230.5	2.2%	204.8	2.0%	197.0	2.0%	182.3	1.8%	147.9	1.6%
East South Central	208.5	2.0%	214.3	2.1%	249.3	2.5%	235.2	2.4%	195.1	2.1%
Total Commercial Mortgage Loans (1)	**10,369.5**	**100.0%**	**10,197.2**	**100.0%**	**9,796.9**	**100.0%**	**9,953.1**	**100.0%**	**9,494.7**	**100.0%**
Property Type										
Industrial	2,363.8	22.8%	2,177.7	21.4%	2,283.0	23.3%	2,769.3	27.8%	2,731.2	28.7%
Retail	3,717.1	35.8%	3,539.2	34.6%	3,408.4	34.8%	3,190.4	32.1%	2,949.1	31.0%
Office	1,406.5	13.6%	1,274.7	12.5%	1,246.5	12.7%	1,226.3	12.3%	1,193.3	12.6%
Apartments	1,823.0	17.6%	1,762.3	17.3%	1,680.7	17.2%	1,582.2	15.9%	1,440.5	15.2%
Hotel/Motel	399.3	3.9%	387.3	3.8%	382.7	3.9%	390.3	3.9%	414.2	4.4%
Other	553.6	5.3%	752.3	7.4%	449.1	4.6%	446.8	4.5%	416.7	4.4%
Mixed Use	106.2	1.0%	303.7	3.0%	346.5	3.5%	347.8	3.5%	349.7	3.7%
Total Commercial Mortgage Loans (1)	**10,369.5**	**100.0%**	**10,197.2**	**100.0%**	**9,796.9**	**100.0%**	**9,953.1**	**100.0%**	**9,494.7**	**100.0%**
Loan Size										
Under $5 million	1,318.2	12.7%	1,376.2	13.5%	1,383.3	14.1%	1,415.3	14.2%	1,439.6	15.2%
$5 million but less than $10 million	1,618.2	15.6%	1,584.6	15.5%	1,543.8	15.8%	1,548.4	15.6%	1,587.4	16.7%
$10 million but less than $20 million	2,485.3	24.0%	2,367.2	23.2%	2,370.1	24.2%	2,262.8	22.7%	2,100.0	22.1%
$20 million but less than $30 million	1,500.2	14.5%	1,449.7	14.2%	1,307.9	13.4%	1,265.6	12.7%	1,159.5	12.2%
$30 million and over	3,447.6	33.2%	3,419.5	33.6%	3,191.8	32.5%	3,461.0	34.8%	3,208.2	33.8%
Total Commercial Mortgage Loans (1)	**10,369.5**	**100.0%**	**10,197.2**	**100.0%**	**9,796.9**	**100.0%**	**9,953.1**	**100.0%**	**9,494.7**	**100.0%**
Other Stats as ratios										
LTV - Origination	60.1%		60.2%		59.9%		59.7%		59.3%	
LTV - Current	55.8%		55.8%		55.4%		56.2%		55.8%	
Debt Service Coverage	2.0		2.0		2.0		1.9		1.9	
Other Stats in USD millions										
Allowance for loan losses	2.8		2.7		2.8		3.4		3.3	

(1) Total Commercial Mortgage Loans shown do not include allowance for mortgage loan credit losses

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Voya Financial
U.S. and Foreign Corporate Securities

(in millions USD)

Summary of Corporate Securities by Industry Category

		Balances as of									
		6/30/15		3/31/15		12/31/14		9/30/14		6/30/14	
Type	**Industry**	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Public	Communications	3,790.4	9.1%	4,084.2	9.3%	4,073.3	9.7%	4,031.8	9.7%	4,113.4	9.8%
	Financial	7,117.7	17.1%	7,661.1	17.4%	7,189.4 R	17.2%	7,231.8	17.3%	6,935.2	16.6%
	Industrial and other companies	23,367.8	56.2%	23,919.3	54.4%	22,570.2 R	53.9%	22,462.8	53.8%	22,795.9	54.5%
	Utilities	6,115.7	14.7%	7,048.6	16.0%	6,855.1	16.4%	6,869.4	16.5%	6,911.1	16.5%
	Transportation	1,201.6	2.9%	1,261.4	2.9%	1,153.6	2.8%	1,108.0	2.7%	1,097.1	2.6%
	Sub-total	41,593.2	100.0%	43,974.6	100.0%	41,841.6	100.0%	41,703.8	100.0%	41,852.7	100.0%
Private	Communications	437.1	3.1%	372.5	2.6%	367.9	2.5%	368.1	2.5%	387.9	2.7%
	Financial	1,006.1	7.1%	931.4	6.6%	1,100.4 R	7.6%	1,000.2	6.9%	1,013.0	7.0%
	Industrial and other companies	9,241.7	64.9%	9,192.4	64.8%	9,363.9 R	64.8%	9,317.6	64.3%	9,394.6	64.9%
	Utilities	3,049.5	21.5%	3,196.4	22.5%	3,131.4	21.7%	3,319.7	22.9%	3,226.8	22.3%
	Transportation	477.1	3.4%	493.7	3.5%	488.5	3.4%	489.3	3.4%	443.3	3.1%
	Sub-total	14,211.5	100.0%	14,186.4	100.0%	14,452.1	100.0%	14,494.9	100.0%	14,465.6	100.0%
Total	Communications	4,227.5	7.6%	4,456.7	7.7%	4,441.2	7.9%	4,399.9	7.8%	4,501.3	8.0%
	Financial	8,123.8	14.6%	8,592.5	14.8%	8,289.8	14.7%	8,232.0	14.6%	7,948.2	14.1%
	Industrial and other companies	32,609.5	58.4%	33,111.7	56.9%	31,934.1	56.8%	31,780.4	56.7%	32,190.5	57.2%
	Utilities	9,165.2	16.4%	10,245.0	17.6%	9,986.5	17.7%	10,189.1	18.1%	10,137.9	18.0%
	Transportation	1,678.7	3.0%	1,755.1	3.0%	1,642.1	2.9%	1,597.3	2.8%	1,540.4	2.7%
	Total	**55,804.7**	**100.0%**	**58,161.0**	**100.0%**	**56,293.7**	**100.0%**	**56,198.7**	**100.0%**	**56,318.3**	**100.0%**

[R] Revised

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Page 61 of 70

Voya Financial
Exposure to European Debt-Fixed Maturities and Equity Securities

(in millions USD)

Exposure to Select European Countries	Sovereign Debt		Corporate - Financial		Corporate - Non-Financial		Total		Total	
As of June 30, 2015	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Amortized Cost**	**% of Total**
Ireland	-	0.0%	-	0.0%	193.5	2.6%	193.5	2.2%	177.4	2.2%
Italy	-	0.0%	-	0.0%	274.0	3.7%	274.0	3.2%	254.1	3.1%
Portugal	-	0.0%	-	0.0%	10.2	0.1%	10.2	0.1%	8.2	0.1%
Spain	-	0.0%	-	0.0%	173.4	2.3%	173.4	2.0%	155.4	1.9%
Total Peripheral Euro-Zone	**-**	**0.0%**	**-**	**0.0%**	**651.1**	**8.7%**	**651.1**	**7.5%**	**595.1**	**7.3%**
Austria	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Belgium	36.5	16.9%	-	0.0%	280.3	3.8%	316.8	3.7%	272.4	3.3%
Bulgaria	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Croatia	28.0	12.9%	-	0.0%	-	0.0%	28.0	0.3%	25.6	0.3%
Czech Republic	-	0.0%	-	0.0%	10.4	0.1%	10.4	0.1%	10.1	0.1%
Denmark	-	0.0%	-	0.0%	129.0	1.7%	129.0	1.5%	121.5	1.5%
Finland	-	0.0%	-	0.0%	18.0	0.2%	18.0	0.2%	17.0	0.2%
France	-	0.0%	139.3	14.3%	438.6	5.9%	577.9	6.7%	549.0	6.7%
Germany	-	0.0%	24.9	2.6%	782.1	10.6%	807.0	9.4%	782.9	9.6%
Hungary	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Iceland	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Kazakhstan	34.2	15.8%	1.2	0.1%	22.9	0.3%	58.3	0.7%	58.5	0.7%
Latvia	4.8	2.2%	-	0.0%	-	0.0%	4.8	0.1%	4.6	0.1%
Lithuania	34.0	15.7%	-	0.0%	-	0.0%	34.0	0.4%	30.2	0.4%
Luxembourg	-	0.0%	-	0.0%	43.7	0.6%	43.7	0.5%	41.2	0.5%
Netherlands	-	0.0%	183.0	18.8%	980.5	13.3%	1,163.5	13.5%	1,101.0	13.5%
Norway	-	0.0%	-	0.0%	270.2	3.6%	270.2	3.1%	262.6	3.2%
Russian Federation	55.8	25.8%	4.9	0.5%	86.7	1.2%	147.4	1.7%	142.4	1.7%
Slovakia	5.5	2.5%	-	0.0%	-	0.0%	5.5	0.1%	5.0	0.1%
Slovenia	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Sweden	-	0.0%	33.3	3.4%	84.5	1.1%	117.8	1.4%	109.6	1.3%
Switzerland	-	0.0%	245.6	25.2%	609.9	8.2%	855.5	9.9%	811.5	9.9%
Turkey	17.8	8.2%	-	0.0%	59.5	0.8%	77.3	0.9%	76.4	0.9%
United Kingdom	-	0.0%	342.2	35.1%	2,957.5	39.9%	3,299.7	38.3%	3,163.7	38.7%
Total Non-Peripheral Europe	**216.6**	**100.0%**	**974.4**	**100.0%**	**6,773.8**	**91.3%**	**7,964.8**	**92.5%**	**7,585.2**	**92.7%**
Total Europe	**216.6**	**100.0%**	**974.4**	**100.0%**	**7,424.9**	**100.0%**	**8,615.9**	**100.0%**	**8,180.3**	**100.0%**

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Additional Information

Page 63 of 70

Voya Financial
Adjustments to Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
DAC/VOBA and other intangibles unlocking							
Retirement	3.5	(4.2)	4.6	(30.4)	7.1	(0.7)	(4.2)
Annuities	5.0	9.5	(1.1)	17.8	6.5	14.5	9.7
Investment Management	-	-	-	-	-	-	-
Individual Life	(14.6)	0.1	5.5	(7.1)	(1.5)	(14.5)	(8.6)
Employee Benefits	(0.9)	(0.7)	-	(1.4)	(1.8)	(1.6)	(6.4)
Ongoing Business	(7.0)	4.7	9.0	(21.1)	10.3	(2.3)	(9.5)
Corporate	-	-	-	-	-	-	-
Total Closed Blocks	-	-	-	-	-	-	-
Total DAC/VOBA and other intangibles unlocking	(7.0)	4.7	9.0	(21.1)	10.3	(2.3)	(9.5)
Additional adjustments [1]							
Retirement	-	-	-	-	-	-	-
Annuities	-	-	-	-	-	-	-
Investment Management	-	-	-	-	-	-	-
Individual Life	-	-	20.0	-	-	-	-
Employee Benefits	-	-	-	-	-	-	-
Ongoing Business	-	-	20.0	-	-	-	-
Corporate	(49.9)	(48.0)	(47.4)	(46.8)	(41.0)	(97.9)	(89.7)
Total Closed Blocks	-	-	-	-	-	-	-
Total non-recurring items and interest expense	(49.9)	(48.0)	(27.4)	(46.8)	(41.0)	(97.9)	(89.7)
Total adjustments to operating earnings							
Retirement	3.5	(4.2)	4.6	(30.4)	7.1	(0.7)	(4.2)
Annuities	5.0	9.5	(1.1)	17.8	6.5	14.5	9.7
Investment Management	-	-	-	-	-	-	-
Individual Life	(14.6)	0.1	25.5	(7.1)	(1.5)	(14.5)	(8.6)
Employee Benefits	(0.9)	(0.7)	-	(1.4)	(1.8)	(1.6)	(6.4)
Ongoing Business	(7.0)	4.7	29.0	(21.1)	10.3	(2.3)	(9.5)
Corporate	(49.9)	(48.0)	(47.4)	(46.8)	(41.0)	(97.9)	(89.7)
Total Closed Blocks	-	-	-	-	-	-	-
Total adjustments to operating earnings	(56.9)	(43.3)	(18.4)	(67.9)	(30.7)	(100.2)	(99.2)

[1] Additional adjustments include impact of interest expenses, the Net gain (loss) from Lehman Recovery/LIHTC, and the Gain on reinsurance recapture

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Page 64 of 70

Voya Financial
Calculation and Reconciliation of ROE and ROC

(in millions USD, unless otherwise indicated)	Three Months Ended					Twelve Months Ended	
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	12/31/14
GAAP Return on Equity (Quarter to Date)							
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**285.2**	**189.6**	**1,378.8**	**405.8**	**248.3**	**2,259.4**	**2,295.0**
Voya Financial, Inc. shareholders' equity: end of period	**14,856**	**16,144**	**16,146**	**14,639**	**14,867**	**14,856**	**16,146**
Voya Financial, Inc. shareholders' equity: average for period	15,500	16,145	15,393	14,753	14,458	15,448	14,571
GAAP Return on Equity	**7.4%**	**4.7%**	**35.8%**	**11.0%**	**6.9%**	**14.6%**	**15.8%**
Ongoing Business Adjusted Operating Return on Capital and Adjusted Operating Return on Equity							
Ongoing Business adjusted operating earnings before income taxes	**318.8**	**319.3**	**392.8**	**352.0**	**345.8**	**1,382.9**	**1,377.9**
Income taxes on adjusted operating earnings [1]	(102.0)	(102.2)	(137.5)	(123.2)	(121.0)	(464.8)	(482.2)
Ongoing Business adjusted operating earnings after income taxes	216.8	217.1	255.3	228.8	224.8	918.1	895.7
Interest expense after-tax [2]	(20.9)	(20.9)	(18.7)	(19.5)	(19.5)	(80.0)	(77.3)
Ongoing Business adjusted operating earnings after income taxes and interest expense	**195.9**	**196.2**	**236.6**	**209.3**	**205.3**	**838.1**	**818.4**
End of period capital for Ongoing Business	**8,841**	**8,864**	**8,777**	**9,115**	**9,063**	**8,841**	**8,777**
Average capital for Ongoing Business	8,852	8,819	8,763	9,089	9,092	8,881	9,028
Average debt (based on 25% debt-to-capital ratio)	(2,213)	(2,205)	(2,191)	(2,272)	(2,273)	(2,220)	(2,257)
Average equity for Ongoing Business	**6,639**	**6,614**	**6,572**	**6,817**	**6,819**	**6,661**	**6,771**
Adjusted Operating Return on Capital for Ongoing Business	**9.8%**	**9.8%**	**11.7%**	**10.1%**	**9.9%**	**10.3%**	**9.9%**
Adjusted Operating Return on Equity for Ongoing Business [2]	**11.8%**	**11.9%**	**14.4%**	**12.3%**	**12.0%**	**12.6%**	**12.1%**

[1] Beginning with the three months ending March 31, 2015, Income tax expense is based on an assumed effective tax rate of 32%, compared to an assumed effective tax rate of 35% for prior periods.

[2] Assumes debt-to-capital ratio of 25%

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Voya Financial
Operating Revenues by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Retirement	593.8	600.5	630.3	605.7	592.9	1,194.3	1,191.4
Annuities	310.4	315.6	323.6	344.6	330.8	626.0	685.2
Investment Management	158.6	163.1	163.4	168.3	163.2	321.7	323.7
Individual Life	662.9	668.8	646.6	679.1	699.9	1,331.7	1,392.1
Employee Benefits	376.2	370.9	345.7	345.9	342.5	747.1	681.4
Ongoing Business	**2,101.9**	**2,118.9**	**2,109.6**	**2,143.6**	**2,129.3**	**4,220.8**	**4,273.8**
Corporate	18.6	20.4	19.5	22.9	23.6	39.0	48.9
Total Closed Blocks	16.0	21.9	27.7	25.4	24.0	37.9	49.6
Total operating revenues	**2,136.5**	**2,161.2**	**2,156.8**	**2,191.9**	**2,176.9**	**4,297.7**	**4,372.3**
Adjustments:							
Closed Block Variable Annuity	658.5	264.4	193.7	665.6	114.1	922.9	402.7
Net realized investment gains (losses) and related charges and adjustments	(19.1)	53.1	51.9	48.2	67.0	34.0	116.6
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	44.4	(53.6)	(30.5)	48.2	(24.3)	(9.2)	(48.2)
Revenues (losses) related to business exited through reinsurance or divestment	(52.2)	40.6	68.2	(4.8)	66.9	(11.6)	85.9
Revenues (loss) attributable to noncontrolling interests	159.8	89.8	0.2	174.9	219.1	249.6	279.9
Other adjustments to operating revenues [1]	66.0	75.5	75.5	72.1	80.4	141.5	165.8
Total revenue	**2,993.9**	**2,631.0**	**2,515.8**	**3,196.1**	**2,700.1**	**5,624.9**	**5,375.0**

[1] Other adjustments to operating revenue includes: Fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments' operating revenues, as well as other items where the income is passed on to third parties.

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Investment spread and other investment income:							
Net investment income and net realized gains (losses)							
Retirement	382.1	388.9	394.4	393.6	379.6	771.0	768.1
Annuities	263.2	267.0	280.9	282.3	275.8	530.2	546.4
Investment Management	3.4	6.1	(4.6)	9.0	8.0	9.5	15.3
Individual Life	220.8	222.4	223.5	226.3	215.5	443.2	435.3
Employee Benefits	28.0	26.5	27.8	29.1	27.7	54.5	54.4
Total net investment income and net realized gains (losses)	**897.5**	**910.9**	**922.0**	**940.3**	**906.6**	**1,808.4**	**1,819.5**
Total Ongoing Business	**897.5**	**910.9**	**922.0**	**940.3**	**906.6**	**1,808.4**	**1,819.5**
Adjustments:							
Interest credited	(519.6)	(515.7)	(529.1)	(539.2)	(540.4)	(1,035.3)	(1,082.3)
Credit facility fees	(2.3)	(2.0)	(2.0)	(2.6)	(2.6)	(4.3)	(5.5)
Other	(3.0)	(4.6)	(4.0)	(4.3)	(1.7)	(7.6)	(7.9)
Total adjustments	**(524.9)**	**(522.3)**	**(535.1)**	**(546.1)**	**(544.7)**	**(1,047.2)**	**(1,095.7)**
Ongoing investment spread and other investment income	**372.6**	**388.6**	**386.9**	**394.2**	**361.9**	**761.2**	**723.8**
Fee based margin:							
Fee income							
Retirement	188.9	186.9	194.8	193.5	192.9	375.8	384.0
Annuities	16.0	15.2	14.6	15.0	14.2	31.2	27.4
Investment Management	147.6	146.9	148.7	149.5	147.1	294.5	292.9
Individual Life	287.0	295.3	273.2	269.3	285.5	582.3	569.1
Employee Benefits	15.5	15.8	15.4	23.9	14.7	31.3	30.3
Total Fee Income	**655.0**	**660.1**	**646.7**	**651.2**	**654.4**	**1,315.1**	**1,303.7**
Other revenue							
Retirement	19.1	14.0	19.3	17.9	17.0	33.1	35.2
Annuities	3.9	3.6	3.4	4.6	5.3	7.5	9.8
Investment Management	7.6	10.1	19.3	9.8	8.1	17.7	15.5
Individual Life	3.7	4.5	4.8	4.4	7.2	8.2	12.3
Employee Benefits	(1.7)	(1.4)	(0.9)	(0.8)	(2.7)	(3.1)	(2.4)
Total other revenue	**32.6**	**30.8**	**45.9**	**35.9**	**34.9**	**63.4**	**70.4**
Total Ongoing Business	**687.6**	**690.9**	**692.6**	**687.1**	**689.3**	**1,378.5**	**1,374.1**
Adjustments:							
Surrender fees and MVA charges	(7.2)	(2.3)	(5.2)	(8.2)	(7.1)	(9.5)	(14.9)
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	(297.0)	(305.4)	(282.9)	(287.4)	(294.1)	(602.4)	(585.8)
Other	(0.3)	(1.2)	(1.0)	(1.7)	(2.8)	(1.5)	(6.9)
Total adjustments	**(304.5)**	**(308.9)**	**(289.1)**	**(297.3)**	**(304.0)**	**(613.4)**	**(607.6)**
Ongoing fee based margin	**383.1**	**382.0**	**403.5**	**389.8**	**385.3**	**765.1**	**766.5**

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Net underwriting gain (loss) and other revenue:							
Premiums							
Retirement	3.7	10.7	21.8	0.7	3.4	14.4	4.1
Annuities	27.3	29.8	24.7	42.7	35.5	57.1	101.6
Investment Management	-	-	-	-	-	-	-
Individual Life	151.4	146.6	145.1	179.1	191.7	298.0	375.4
Employee Benefits	334.4	330.0	303.4	293.7	302.8	664.4	599.1
Total premiums	**516.8**	**517.1**	**495.0**	**516.2**	**533.4**	**1,033.9**	**1,080.2**
Interest credited and other policyholder benefits							
Retirement	(214.2)	(216.6)	(230.9)	(209.4)	(209.3)	(430.8)	(420.0)
Annuities	(177.3)	(175.4)	(181.8)	(204.1)	(197.4)	(352.7)	(427.2)
Investment Management	-	-	-	-	-	-	-
Individual Life	(495.8)	(490.6)	(455.7)	(632.8)	(499.3)	(986.4)	(1,027.1)
Employee Benefits	(260.1)	(255.4)	(220.9)	(235.7)	(239.6)	(515.5)	(484.1)
Total interest credited and other policyholder benefits	**(1,147.4)**	**(1,138.0)**	**(1,089.3)**	**(1,282.0)**	**(1,145.6)**	**(2,285.4)**	**(2,358.4)**
Total Ongoing Business	**(630.6)**	**(620.9)**	**(594.3)**	**(765.8)**	**(612.2)**	**(1,251.5)**	**(1,278.2)**
Adjustments:							
Interest credited	519.6	515.7	529.1	539.2	540.4	1,035.3	1,082.3
Surrender fees and MVA charges	7.2	2.3	5.2	8.2	7.1	9.5	14.9
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	294.4	306.2	301.1	297.5	293.9	600.6	581.9
Sales inducements amortization and unlocking	9.0	7.2	9.6	4.8	7.6	16.2	15.9
FAS 113 and SOP 03-1 amortization and unlocking	15.1	(0.2)	18.0	113.5	0.4	14.9	7.1
Credit facility fees	(21.8)	(21.6)	(21.1)	(22.7)	(22.0)	(43.4)	(44.2)
Other	4.2	2.4	3.4	6.8	4.2	6.6	13.3
Total adjustments	**827.7**	**812.0**	**845.3**	**947.3**	**831.6**	**1,639.7**	**1,671.2**
Ongoing net underwriting gain (loss) and other revenue	**197.1**	**191.1**	**251.0**	**181.5**	**219.4**	**388.2**	**393.0**

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	6/30/15	6/30/14
Administrative expenses and trail commissions:							
Operating and interest expense							
Retirement	(221.3)	(219.8)	(214.3)	(208.6)	(217.3)	(441.1)	(443.3)
Annuities	(38.4)	(37.6)	(32.9)	(34.8)	(36.6)	(76.0)	(72.1)
Investment Management	(111.6)	(116.2)	(116.4)	(109.7)	(108.3)	(227.8)	(219.0)
Individual Life	(85.4)	(92.3)	(83.5)	(88.7)	(91.3)	(177.7)	(187.0)
Employee Benefits	(73.3)	(70.3)	(64.5)	(60.9)	(60.9)	(143.6)	(129.3)
Total operating and interest expense	**(530.0)**	**(536.2)**	**(511.6)**	**(502.7)**	**(514.4)**	**(1,066.2)**	**(1,050.7)**
Total Ongoing Business	**(530.0)**	**(536.2)**	**(511.6)**	**(502.7)**	**(514.4)**	**(1,066.2)**	**(1,050.7)**
Adjustments:							
Credit facility fees	24.1	23.6	23.1	25.3	24.6	47.7	49.7
Other	(0.7)	3.5	1.5	(0.6)	0.8	2.8	1.9
Total adjustments	**23.4**	**27.1**	**24.6**	**24.7**	**25.4**	**50.5**	**51.6**
Ongoing administrative expenses and trail commissions	**(506.6)**	**(509.1)**	**(487.0)**	**(478.0)**	**(489.0)**	**(1,015.7)**	**(999.1)**
DAC/VOBA and other intangibles amortization and unlocking:							
Net amortization of DAC/VOBA							
Retirement	(29.9)	(39.6)	(35.2)	(70.5)	(30.5)	(69.5)	(77.4)
Annuities	(33.7)	(34.0)	(44.2)	(27.4)	(32.6)	(67.7)	(66.9)
Investment Management	-	-	-	-	-	-	-
Individual Life	(44.0)	(42.5)	(4.4)	82.2	(45.9)	(86.5)	(83.5)
Employee Benefits	(5.1)	(4.6)	(3.1)	(12.3)	(4.2)	(9.7)	(13.3)
Total net amortization of DAC/VOBA	**(112.7)**	**(120.7)**	**(86.9)**	**(28.0)**	**(113.2)**	**(233.4)**	**(241.1)**
Total Ongoing Business	**(112.7)**	**(120.7)**	**(86.9)**	**(28.0)**	**(113.2)**	**(233.4)**	**(241.1)**
Adjustments							
Sales inducements amortization and unlocking	(9.0)	(7.2)	(9.6)	(4.8)	(7.6)	(16.2)	(15.9)
FAS 113 and SOP 03-1 amortization and unlocking	(15.1)	0.2	(18.0)	(113.5)	(0.4)	(14.9)	(7.1)
Unearned revenue reserve amortization and unlocking	2.6	(0.8)	(18.2)	(10.1)	0.2	1.8	3.9
Other	(0.2)	(0.1)	0.1	(0.2)	(0.5)	(0.3)	(0.4)
Total adjustments	**(21.7)**	**(7.9)**	**(45.7)**	**(128.6)**	**(8.3)**	**(29.6)**	**(19.5)**
Ongoing DAC/VOBA and other intangibles amortization and unlocking	**(134.4)**	**(128.6)**	**(132.6)**	**(156.6)**	**(121.5)**	**(263.0)**	**(260.6)**

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Voya Financial
Fixed Maturity Securities - Businesses Exited Through Reinsurance

(in millions USD)

Total investments, after consolidation (See Portfolio Composition page), include the following amounts related to businesses exited through reinsurance where assets are retained on The Company's balance sheet:

	Balances as of				
	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14
Fixed Maturity Securities - Businesses Exited Through Reinsurance					
Security Sector					
U.S. Government agencies and authorities	61.9	71.1	70.3	64.7	73.3
U.S. Corporate - Public	1,353.0	1,411.8	1,397.3	1,379.4	1,437.7
Foreign Government / Agency	-	-	-	-	-
Foreign Corporate - Public	192.3	203.6	201.4	216.1	225.9
State, municipalities and political subdivisions	106.5	114.1	112.7	109.2	108.8
Residential mortgaged-backed securities:					
Agency	61.5	68.1	70.0	73.3	77.4
Non - Agency	79.1	88.0	99.1	102.9	100.6
Total Residential mortgage-backed securities	**140.6**	**156.1**	**169.1**	**176.2**	**178.0**
Commercial mortgage-backed securities	69.0	74.6	81.4	95.8	109.7
Other asset-backed securities	93.4	93.2	93.0	94.0	95.6
Total fixed maturities, including securities pledged	**2,016.7**	**2,124.5**	**2,125.2**	**2,135.4**	**2,229.0**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of June 30, 2015
By ARO Rating

	Total	AAA	AA	A	BBB	BB	B & Below
Residential mortgaged-backed securities:							
Agency	61.5	61.5	-	-	-	-	-
Non - Agency	79.1	-	-	-	0.4	0.1	78.6
Total Residential mortgage-backed securities	**140.6**	**61.5**	**-**	**-**	**0.4**	**0.1**	**78.6**
Commercial mortgage-backed securities	69.0	24.4	3.7	9.7	19.0	5.3	6.9
Other asset-backed securities	93.4	15.7	24.2	41.8	11.7	-	-
Total Structured securities	**303.0**	**101.6**	**27.9**	**51.5**	**31.1**	**5.4**	**85.5**
Non-structured securities	1,713.7	115.6	187.9	840.3	567.0	2.9	-
Total fixed maturities securities	**2,016.7**	**217.2**	**215.8**	**891.8**	**598.1**	**8.3**	**85.5**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of March 31, 2015
By ARO Rating

	Total	AAA	AA	A	BBB	BB	B & Below
Residential mortgaged-backed securities:							
Agency	68.1	68.1	-	-	-	-	-
Non - Agency	88.0	-	-	-	0.4	0.2	87.4
Total Residential mortgage-backed securities	**156.1**	**68.1**	**-**	**-**	**0.4**	**0.2**	**87.4**
Commercial mortgage-backed securities	74.6	27.9	4.7	9.9	19.7	5.5	6.9
Other asset-backed securities	93.2	16.1	24.1	41.0	12.0	-	-
Total Structured securities	**323.9**	**112.1**	**28.8**	**50.9**	**32.1**	**5.7**	**94.3**
Non-structured securities	1,800.6	125.9	196.2	885.1	590.5	2.9	-
Total fixed maturities securities	**2,124.5**	**238.0**	**225.0**	**936.0**	**622.6**	**8.6**	**94.3**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of June 30, 2015
By NAIC Designation

	Total	1	2	3	4	5	6
Residential mortgaged-backed securities:							
Agency	61.5	61.5	-	-	-	-	-
Non - Agency	79.1	79.0	-	-	0.1	-	-
Total Residential mortgage-backed securities	**140.6**	**140.5**	**-**	**-**	**0.1**	**-**	**-**
Commercial mortgage-backed securities	69.0	69.0	-	-	-	-	-
Other asset-backed securities	93.4	93.4	-	-	-	-	-
Total Structured securities	**303.0**	**302.9**	**-**	**-**	**0.1**	**-**	**-**
Non-structured securities	1,713.7	1,144.2	566.6	2.9	-	-	-
Total fixed maturities securities	**2,016.7**	**1,447.1**	**566.6**	**2.9**	**0.1**	**-**	**-**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of March 31, 2015
By NAIC Designation

	Total	1	2	3	4	5	6
Residential mortgaged-backed securities:							
Agency	68.1	68.1	-	-	-	-	-
Non - Agency	88.0	87.8	-	-	0.2	-	-
Total Residential mortgage-backed securities	**156.1**	**155.9**	**-**	**-**	**0.2**	**-**	**-**
Commercial mortgage-backed securities	74.6	74.6	-	-	-	-	-
Other asset-backed securities	93.2	93.2	-	-	-	-	-
Total Structured securities	**323.9**	**323.7**	**-**	**-**	**0.2**	**-**	**-**
Non-structured securities	1,800.6	1,207.7	590.0	2.9	-	-	-
Total fixed maturities securities	**2,124.5**	**1,531.4**	**590.0**	**2.9**	**0.2**	**-**	**-**

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VOYA FINANCIAL

Page 70 of 70

Voya Financial Ratings

	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings				
Voya Retirement Insurance and Annuity Company	A	A	A	A2
Voya Insurance and Annuity Company	A	A	A	A2
Midwestern United Life Insurance Company	A-	NR	A	NR
ReliaStar Life Insurance Company	A	A	A	A2
ReliaStar Life Insurance Company of New York	A	A	A	A2
Security Life of Denver Insurance Company	A	A	A	A2
Credit Ratings				
Voya Financial, Inc.				
Long-Term Issuer Credit	bbb	BBB+	BBB	Baa2
Long-Term Senior Unsecured Debt	bbb	BBB	BBB	Baa2
Junior Subordinated Debt	bb+	BB+	BB+	Baa3 (hyb)
Voya Holdings, Inc.				
Long-Term Issuer Credit	NR	NR	BBB	Baa2

Investor Information

Corporate Offices:

Voya Financial
230 Park Avenue
New York, New York 10169

NYSE Ticker:
VOYA

Media Contact:

Christopher Breslin
212-309-8941
Christopher.Breslin@voya.com

Web Site:
investors.voya.com

Investor Contact:

Darin Arita
212-309-8999
IR@voya.com

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